The Tocqueville Gold Fund

(a series of The Tocqueville Trust)

November 6, 2019

Dear Shareholder,

We need your help to approve the reorganization of The Tocqueville Gold Fund.

We are sending this information to you because you are a shareholder of The Tocqueville Gold Fund (“Existing Fund”), a series of The Tocqueville Trust (“Tocqueville Trust”). We are pleased to announce that after careful consideration, Tocqueville Asset Management L.P. (“TAM”), the Existing Fund’s investment adviser, recommended, and the Board of Trustees of Tocqueville Trust approved, the reorganization of the Existing Fund into a new series of Sprott Funds Trust (“Sprott Trust”), the Sprott Gold Fund (“New Fund”), as indicated in the table below (the “Reorganization”):

Existing Fund	New Fund
The Tocqueville Gold Fund, a series of Tocqueville Trust	Sprott Gold Fund, a series of Sprott Trust

It is expected that the proposed Reorganization will result in the share classes of the New Fund having substantially the same expense ratio as the corresponding share classes of the Existing Fund. Shareholders should expect continuity in their investment experience because the New Fund’s investment team, investment objective and strategies will be identical to those of the Existing Fund.

TAM serves as the adviser to the Existing Fund. Sprott Asset Management LP (“SAM”) serves as the investment adviser, and Sprott Asset Management USA Inc. (“SAM USA”) serves as the sub-adviser to the New Fund. The current portfolio managers, John Hathaway, Douglas B. Groh and Ryan McIntyre, of the Existing Fund will become the portfolio managers of the New Fund, when they move from TAM to SAM USA.

A Special Meeting of Shareholders of the Existing Fund is to be held at 11:00 a.m. Eastern Time on December 17, 2019, at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current Institutional Class shares in the Existing Fund will be exchanged for Institutional Class shares of the New Fund; and your current Investor Class shares in the Existing Fund will be exchanged for Investor Class shares of the New Fund, at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. Purchases and redemptions of the Existing Fund shares is anticipated to continue uninterrupted until and through the date of closing.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If the Existing Fund’s shareholders approve the Reorganization, the Reorganization will take effect after the close of business on or about January 17, 2020. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for the same number of the same class of shares of the New Fund with the same aggregate net asset value.

The Board of Trustees of Tocqueville Trust, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of TAM, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of Sprott Trust has authorized the Reorganization and approved an investment advisory agreement and sub-advisory agreement with SAM and SAM USA to serve as the New Fund’s investment adviser and investment sub-adviser, respectively.

More information on the New Fund and reasons for the proposed Reorganization is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close after the close of business on or about January 17, 2020.

Sincerely,

/s/ Robert Kleinschmidt
Robert Kleinschmidt
Chairman
The Tocqueville Trust

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

The Tocqueville Gold Fund

(a series of The Tocqueville Trust)

INTO

Sprott Gold Fund

(a series of Sprott Funds Trust)

and

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

NOVEMBER 6, 2019

The Tocqueville Trust

The Tocqueville Gold Fund

40 West 57th Street, 19th Floor

New York, New York 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

To the Shareholders of The Tocqueville Gold Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of The Tocqueville Gold Fund (“Existing Fund”), a series of The Tocqueville Trust (“Tocqueville Trust”), is to be held at 11:00 a.m. Eastern Time on December 17, 2019, at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019. The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan” or the “Plan of Reorganization,” as defined herein) providing for the transfer of all of the assets of the Existing Fund to, and the assumption of all of the liabilities of the Existing Fund by, the Sprott Gold Fund (“New Fund”), a series of Sprott Funds Trust (“Sprott Trust”) in exchange for shares of the existing classes of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Existing Fund as set forth in the table below (the “Reorganization”):

Existing Fund	New Fund
The Tocqueville Gold Fund, a series of The Tocqueville Trust	Sprott Gold Fund, a series of the Sprott Funds Trust

The transfer effectively would be an exchange of your Investor or Institutional Class shares of the Existing Fund for the shares of the corresponding class of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on October 18, 2019, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained with respect to the Existing Fund at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained with respect to the Existing Fund, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal for the Existing Fund with respect to which a quorum or sufficient votes to approve the Plan was not obtained. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. A majority of the outstanding shares of the Existing Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments. The meeting may be held as adjourned within a reasonable time from of the original meeting date set for the original meeting (up to 90 days from original record date) without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

The Board of Trustees of Tocqueville Trust believes the proposed Reorganization is in the best interest of shareholders and recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your shares of the Existing Fund.

By order of the Board of Trustees of The Tocqueville Trust,

/s/ Cleo Kotis
Cleo Kotis
Secretary
The Tocqueville Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 17, 2019 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting. These documents are available at proxyonline.com/docs/tocqueville2019.pdf.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposed Reorganization, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on December 17, 2019?

A.

The Board of Trustees of The Tocqueville Trust (“Tocqueville Trust”) has called the Special Meeting at which you will be asked to vote on the reorganization (the “Reorganization”) of The Tocqueville Gold Fund (“Existing Fund”) into the Sprott Gold Fund (“New Fund”), a newly formed series of Sprott Funds Trust (“Sprott Trust”).

Q.	What is the purpose of the Reorganization?

A.

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund, a newly-created series of the Sprott Trust. Tocqueville Asset Management L.P. (“TAM”), the Existing Fund’s investment adviser, recommends that the Existing Fund be reorganized as a series of the Sprott Trust. By becoming a series of the Sprott Trust, the Existing Fund would be aligned with the Sprott organization, a leading global and well-recognized precious metal and mining advisory firm. The reorganization will provide existing shareholders with continuity in terms of the portfolio management team, the investment objective, strategy and portfolio holdings of the New Fund, the same advisory fee and also be completed on a tax-free basis.

The Existing Fund once reorganized should benefit from the Sprott organization as the existing portfolio management team will benefit by having access to additional resources through Sprott’s team of technical experts and investment professionals. As a result, the New Fund will be exposed to new potential investors through Sprott’s distribution platforms, marketed by individuals with deep connections in the metal and mining industries and have greater visibility through the Sprott website and other mediums to the approximately 200,000 investors who invest in Sprott products.

Q.	What will happen to my existing shares?

A.

Your shares of the Institutional Class or Investor Class of the Existing Fund will be exchanged for shares of the corresponding class of the New Fund. You will not pay any transaction charges in connection with the applicable Reorganization. The net asset value per share of the new shares of the corresponding class of the New Fund will be equal to the net asset value per share of your current shares of the applicable class of the Existing Fund. The new shares of the Institutional Class or Investor Class you receive will have the same total value as your current class of shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical.

Currently, the Existing Fund’s investment objective is long-term capital appreciation. The New Fund’s investment objective is long-term capital appreciation.

The following table shows the similarities and differences between the principal investment strategies of the Funds:

Existing Fund	New Fund

The Existing Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold (“Gold Related Securities”). The Existing Fund may also invest in other precious metals (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the Existing Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of TAM helps the portfolio managers find companies which have good businesses; the TAM’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of

The New Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets, that are primarily engaged in mining or processing gold (“Gold Related Securities”). A company is primarily engaged if it earns over 50% of its revenue or profit; or has over 50% of its assets related to the mining or processing gold. The New Fund may also invest in gold bullion and other precious metals, i.e., silver and platinum (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the New Fund is value oriented and contrarian. The New Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of SAM USA helps the portfolio managers find companies which have good businesses; the SAM USA’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Existing Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the New Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Q.	Who will be the adviser and sub-adviser of the New Fund?

A.

Sprott Asset Management LP (“SAM”) will serve as the investment adviser to the New Fund and Sprott Asset Management USA Inc. (“SAM USA”) will serve as sub-adviser to the New Fund. Presently, Tocqueville Asset Management LP (“TAM”) serves as the investment adviser to the Existing Fund. However, notwithstanding the change in the investment adviser, portfolio managers for the Existing Fund, who are current employees of TAM, John Hathaway, Douglas B. Groh and Ryan McIntyre, will continue to manage the New Fund on a day-to-day basis when they become employees of SAM USA.

Q.	Has the Board approved the Reorganization?

A.

Yes, the Board of Trustees of Tocqueville Trust has approved the Reorganization. After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of Tocqueville Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the Reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that you vote in favor of the Reorganization.

v

Q.	What did the Board consider in determining that the Reorganization is in the best interests of the Existing Fund and its shareholders?

A.	The factors considered by the Board of Trustees of the Tocqueville Trust in its evaluation of the Reorganization included, but were not limited to, the following:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Existing Fund will be in exchange for shares of the New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization.

Shareholder Approval. The Board noted that the Reorganization would be submitted to the Existing Fund’s shareholders for approval and that the Reorganization would not be consummated unless such approval is obtained.

Management of the New Fund. The Board considered that certain portfolio manager employees of TAM, John Hathaway, Douglas B. Groh and Ryan McIntyre, the current investment adviser to the Existing Fund, will continue to manage the New Fund on a day-to-day basis when they become employees of SAM USA. The Board noted that these portfolio management personnel have managed the Existing Fund’s portfolio on a day-to-day basis since the Fund’s inception in 1997 or served as members of the portfolio management team since 2012 or 2017. Consequently, the Board was familiar with their investment processes, procedures and personnel with respect to the Existing Fund. The Board took into account that this group of portfolio management personnel as well as SAM USA and its affiliates are experienced providers of investment advisory services with a significant amount of assets with respect to which supervisory and management services are provided through closed-end funds, mutual funds and exchange-traded funds. The Board also considered SAM’s and SAM USA’s expertise and experience as registered investment advisers, also with a significant amount of assets under management, including a closed-end fund, ETFs and other SEC-registered investment vehicles. The Board also considered the evolution of their capabilities to serve as investment advisers to the New Fund and that there would be no change to the present firms that currently provide sub-administrative, custody and fund accounting services to the Existing Fund.

Identical Investment Objective, Strategies and Limitations. The Board considered that the investment objective and investment strategies of the New Fund are identical to those of the Existing Fund. The Board noted that the fundamental policies of the New Fund are substantially similar to those of the Existing Fund.

Substantially Similar Expense Ratios. The Board reviewed information regarding the expense ratios of each class of shares of the Existing Fund and the New Fund, which stated that those ratios are expected to be substantially the same for each corresponding class of shares of the New Fund.

The Board also considered that the New Fund will have the same service providers (with the exception of the investment adviser, sub-adviser and distributor) as the Existing Fund and that the contractual fees charged by the existing and new service providers will be identical. The new investment adviser, SAM, and the new distributor, Sprott Global Resource Investments Ltd., will charge the same fees as the existing investment adviser, TAM, and the existing distributor, Tocqueville Securities, L.P. The Existing Fund does not have a sub-adviser; however, SAM USA, the proposed sub-adviser for the New Fund, will not charge the New Fund a fee. As a result, the total expense ratio of the New Fund should not deviate materially from the current total expense ratio from the Existing Fund. Because the total expense ratio is expected to remain substantially the same, the Board of Sprott Trust concluded that it was unnecessary for the New Fund to enter into a fee waiver/expense reimbursement agreement with SAM to prevent the New Fund’s expense ratio from exceeding a specified expense limit.

Expenses Relating to Reorganization. The Board considered that the shareholders of each class of the Existing Fund will not incur any expenses in connection with the Reorganization. The Board considered that SAM and TAM or their respective affiliates jointly will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences to the Existing Fund and that shareholders of the Existing Fund are not expected to recognize any gain or loss upon receipt of shares of the New Fund in connection with the Reorganization.

Based on the foregoing considerations, the Board of Trustees of Tocqueville Trust determined that the Reorganization is in the best interests of the Existing Fund’s shareholders and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. The Board’s determination was made on the basis of the business judgment of the Trustees after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that the shareholders of the Existing Fund vote “For” this proposal to approve the applicable Reorganization.

Q.	Will I own the same number of shares of the New Fund as I currently own of my Existing Fund?

A.

Yes. You will receive the same number and class of shares of the New Fund with equal dollar value as the class of shares of the Existing Fund you own as of the time the Reorganization closes. Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive full and fractional shares of the New Fund having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Existing Fund immediately after the Reorganization.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not directly incur any transaction costs as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected following the close of business on or about January 17, 2020.

Q.	Will the Reorganization create a taxable event for me?

A.

No, the Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless Tocqueville Trust and Sprott Trust receive a legal opinion from Thompson Hine LLP to that effect. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

In general, the Existing Fund will not recognize any capital gain or loss as a direct result of the Reorganization, and Shareholders of the Existing Fund will not recognize any gain or loss upon receipt of shares of the New Fund in connection with the. You may receive a regular distribution towards the end of the 2019 calendar year. However, in order to effect the Reorganization, prior to the closing date you may receive an additional distribution of ordinary income or capital gains that the Existing Fund has accumulated as of the date of the distribution. As always, if you choose to sell your shares (whether before or after the Reorganization), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them; therefore, consider consulting a tax adviser before any sale.

Q.	Will my cost basis change as a result of the Reorganization?

A.

No, your total cost basis is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization may differ from the number of shares you held prior to the Reorganization, your average cost basis per share may change.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.

The Reorganization is not expected to result in higher total fees for shareholders because the New Fund net expense ratio of the Institutional Class and Investor Class of shares is expected to stay substantially the same as the Existing Fund net expense ratio of the corresponding classes of shares because of the common service providers.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.

No. You may continue to make additional purchases or redemptions of each class of the Existing Fund shares directly or through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be completed following the close of business on or about January 17, 2020. Any purchases or redemptions of Existing Fund shares made after the Reorganization will be purchases or redemptions of the New Fund. As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees of Tocqueville Trust may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Q.	How many votes am I entitled to cast?

A.

You are entitled to one vote for each full share (or a proportionate fractional vote for each fractional share) of Existing Fund shares held in your name or on your behalf on the Record Date. Shareholders of record of the Existing Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Plan.

Q.	How do I vote my shares?

A.

You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on December 17, 2019 at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.

Yes. You may revoke your proxy vote at any time before it is voted at the Special Meeting by (1) delivering a written revocation to the Existing Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the Reorganization.

Q.	What is the required vote to approve the Reorganization?

A.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” for the Existing Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means the lesser of (1) 67% or more of the shares present at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1.800.697.3863.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 17, 2019 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting. These documents are available at proxyonline.com/docs/tocqueville2019.pdf.

COMBINED PROXY STATEMENT/PROSPECTUS

NOVEMBER 6, 2019

FOR THE REORGANIZATION OF THE FOLLOWING FUNDS:

The Tocqueville Gold Fund

a series of The Tocqueville Trust

c/o Tocqueville Asset Management LP

40 West 57th Street, 19th Floor

New York, New York 10019

212.698.0800

IN EXCHANGE FOR SHARES OF

Sprott Gold Fund

a series of Sprott Funds Trust

c/o Sprott Asset Management LP

Royal Bank Plaza

200 Bay Street

Toronto, Ontario, Canada M5J 2J1

1.855.215.1425

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of The Tocqueville Gold Fund (“Existing Fund”), a series of The Tocqueville Trust (the “Tocqueville Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between the Tocqueville Trust, on behalf of the Existing Fund, and Sprott Funds Trust (“Sprott Trust”), on behalf of the Sprott Gold Fund (“New Fund”), a series of the Sprott Trust, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at the at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019 on December 17, 2019, at 11:00 a.m. Eastern Time. A copy of the Plan is attached as Exhibit A.

At the Special Meeting, shareholders of the Existing Fund will be asked to consider and vote upon the following Proposals:

1.

For shareholders of Existing Fund to approve the Plan with respect to the Existing Fund, which provides for: (i) the transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for shares of New Fund; and (ii) the distribution of shares of New Fund so received to shareholders of Existing Fund.

2.	For shareholders of the Existing Fund to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue Institutional Class and Investor Class shares to the Existing Fund in an amount equal in value to the net asset value of the corresponding class of shares of the Existing Fund as of the valuation time as described below (the “Reorganization”). These transfers are expected to occur following the close of business on or about January 17, 2020 (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive full and fractional shares of the New Fund having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Tocqueville Trust will consider other possible courses of action in the best interests of the Existing Fund and its shareholders.

Shareholders of each class of shares issued by the Existing Fund will vote together as a single class at the Meeting for each proposal submitted to the shareholders of the Existing Fund. Each holder of a whole or fractional share shall be entitled to one vote for each whole share held and a fractional vote for each fractional share held in such shareholder’s name.

Each of Tocqueville Trust and Sprott Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Tocqueville Trust is a Massachusetts business trust and the Sprott Trust is a Delaware statutory trust. Tocqueville Asset Management L.P. (“TAM”) is the investment adviser to the Existing Fund. Sprott Asset Management LP (“SAM”) and Sprott Asset Management USA Inc. is the New Fund’s investment adviser and sub-adviser, respectively. U.S. Bancorp Fund Services, LLC serves as transfer agent to the Existing Fund and New Fund. U.S. Bank Global Fund Services serves as fund accounting agent to the Existing Fund and New Fund. U.S. Bank Global Fund Services serves as sub-administrator to the Existing Fund and sub-administrator to the New Fund. U.S. Bank, N.A. is the custodian for the Existing Fund and the New Fund. Tocqueville Securities, L.P. is the distributor of the Existing Fund and Sprott Global Resource Investments Ltd. will be the distributor for the New Fund.

As explained in greater detail below, the approval of the proposals will, in effect, approve actions taken by the Board of Trustees of Sprott Trust, on behalf of the New Fund, to approve an investment advisory agreement with SAM and a sub-advisory agreement with SAM USA. The initial sole shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1.800.697.3863. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended October 31, 2018 and the semi-annual report for the period ended April 30, 2019, please contact the Existing Fund at 1.800.697.3863.

This Proxy Statement sets forth concisely the information that a shareholder of an Existing Fund should know before voting on the applicable Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement). An Institutional Class share Prospectus and Statement of Additional Information (dated April 8, 2019, and as supplemented from time to time), and an Investor Class share Prospectus and Statement of Additional Information (dated February 15, 2019, and as supplemented from time to time) for the Existing Fund, indirectly relating to this Proxy Statement and including certain financial information about the Existing Fund, have been filed with the SEC and are incorporated in their entirety into this Proxy Statement. A copy of each Prospectus and the Statement of Additional Information is available upon request and without charge by calling the Existing Fund toll-free at 1.800.697.3863. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund (as supplemented).

The Existing Fund’s Prospectus (as supplemented) and Annual Report to Shareholders for the fiscal year ended October 31, 2018, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019, containing unaudited financial statements, have been previously mailed to shareholders and are incorporated herein by reference. Copies of these documents and the Existing Fund’s Statements of Additional Information (as supplemented), are available upon request and without charge by writing to Tocqueville Trust, through the Internet at http://www.tocquevillefunds.com or by calling 1.800.697.3863.

This Proxy Statement will be mailed on or about November 11, 2019 to shareholders of record of the Existing Fund as of October 18, 2019 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Existing Fund or New Fund. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and other features of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund. The prospectus for the New Fund is not yet effective. References herein to “Fund” or “Funds” include both the Existing Fund and the New Fund, unless the context otherwise requires.

The Reorganization

Background. Pursuant to the Plan, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Board of Trustees of the Tocqueville Trust may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

The Board of Trustees of the Tocqueville Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the applicable Reorganization. The Board of Trustees of Tocqueville Trust recommends that you vote FOR the approval of the Reorganization.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of an Existing Fund will not recognize a gain or loss in the transaction. Shareholders should consult their own tax advisers concerning the potential tax consequences of the applicable Reorganization to them, including foreign, state and local tax consequences.

Special Considerations and Risk Factors. The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical and the Funds have substantially similar, investment policies. For a comparison of each Fund’s investment objectives and principal investment strategies, see “Investment Objective” below. For a more complete discussion of the risks associated with the Funds, see “Principal Risks” below.

The Funds

Business of the Funds. Sprott Trust is an open-end management investment company organized as a Delaware statutory trust on January 3, 2018. Sprott Trust offers shares in different series of investment portfolios. The New Fund is a series of Sprott Trust. Tocqueville Trust is an open-end management investment company organized as a Massachusetts business trust on September 17, 1986, that offers shares in different series of investment portfolios. The Existing Fund is a series of Tocqueville Trust. If the Reorganization is approved, shareholders of the Existing Fund will receive shares of the New Fund.

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder of a class of the Existing Fund, will pay the fees and expenses assessed by the corresponding class of shares of the New Fund. The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund. The Existing Fund’s expenses are based upon the most recent audited financial statements as of October 31, 2018. The New Fund’s expenses are based upon estimated expenses for its first fiscal year.

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Comparison of Shareholder Fees

The Tocqueville Gold Fund (a series of Tocqueville Trust) and Sprott Gold Fund (a series of Sprott Funds Trust) – Institutional Class

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Redemption Fee (as a % of amount redeemed within 90 days of purchase)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses		Total Fund Operating Expenses
Existing Fund – Tocqueville Gold Fund	2.00%	0.87%	None	0.31	%(1)	1.18%
New Fund – Sprott Gold Fund	2.00%	0.87%	None	0.31	%(2)	1.18%

(1)	Because Institutional Class shares are relatively new, Other Expenses are based on Other Expenses for Investor Class shares of The Tocqueville Gold Fund for the fiscal year ended October 31, 2018.
(2)	Estimated for the current fiscal year.

Tocqueville Gold Fund (a series of Tocqueville Trust) and Sprott Gold Fund (a series of Sprott Funds Trust) – Investor Class

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Redemption Fee (as a % of amount redeemed within 90 days of purchase)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses		Total Fund Operating Expenses
Existing Fund – Tocqueville Gold Fund	2.00%	0.87%	0.25%	0.31	%(1)	1.43%
New Fund – Sprott Gold Fund	2.00%	0.87%	0.25%	0.31	%(1)	1.43%

(1)	Estimated for the current fiscal year.

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Examples

These Examples are intended to help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The Examples do not include the brokerage commissions that you may pay on your purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Tocqueville Gold Fund (a series of Tocqueville Trust) and Sprott Gold Fund (a series of Sprott Funds Trust)

Fund/Class	1 Year	3 Years	5 Years	10 Years
Existing Fund – Tocqueville Gold Fund – Institutional Class	$120	$375	$649	$1,432
Existing Fund – Tocqueville Gold Fund – Investor Class	$146	$452	$782	$1,713

	1 Year	3 Years	5 Years	10 Years
New Fund – Sprott Gold Fund – Institutional Class	$120	$375	$649	$1,432
New Fund – Sprott Gold Fund – Investor Class	$146	$452	$782	$1,713

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. For the fiscal year ended October 31, 2018, the portfolio turnover rate for the Existing Fund was 9% of the average value of the portfolio. Because the New Fund has not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of the Existing Fund with those of the New Fund which are identical. More complete information may be found in each Fund’s prospectus.

Tocqueville Gold Fund (a series of Tocqueville Trust) and Sprott Gold Fund (a series of Sprott Trust)

Investment Objective: Both the Existing Fund and the New Fund seek long term capital appreciation.

Principal Investment Strategies: Both the Existing Fund and the New Fund seek to achieve their investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold (“Gold Related Securities”). The Fund may also invest in other precious metals (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

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The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value (“NAV”). In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Investment Risks:

Gold Risk. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

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Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed above. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. Investing in emerging market countries may require the establishment of special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

Foreign Securities. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

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Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Market Risk. The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Portfolio Turnover Risk. Active trading by the Fund will result in higher Fund expenses and may also result in an increase in the Fund’s distributions of taxable income.

Reinvestment Risk. When interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Tax. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

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Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

The Funds’ Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

Tocqueville Gold Fund (a series of Tocqueville Trust) and Sprott Gold Fund (a series of Sprott Trust)

The bar chart and performance table below show the variability of the Existing Fund’s Investor Class shares returns, which is some indication of the risks of investing in the Existing Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Existing Fund’s inception. The performance table compares the performance of the Existing Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Existing Fund’s past performance (before and after taxes) may not be an indication of how the Existing Fund will perform in the future. In connection with the Reorganization, the New Fund will be a continuation of the Existing Fund. Accordingly, the performance information set forth below reflects the historical performance of the Existing Fund Investor Class shares. Updated performance information is available online at http://www.tocquevillefunds.com/.

Best Quarter:	35.40%	6/30/2016
Worst Quarter:	-33.34%	6/30/2013

The performance information shown above is based on a calendar year.

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Average Annual Total Returns

(for the periods ended December 31, 2018)

Tocqueville Gold Fund(1)	1 Year	5 Years	10 Years
Return Before Taxes	-16.37%	-1.34%	0.61%
Return After Taxes on Distributions	-16.37%	-1.34%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares	-9.69%	-1.01%	0.69%
Philadelphia Stock Exchange Gold and Silver Index* (reflects no deduction for fees, expenses or taxes)	-16.41%	-2.62%	-4.40%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

(1)	Investor Class shares of the Fund. Institutional Class shares had not commenced operations as of December 31, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each of the Funds. The fundamental investment limitations for the Existing Fund and the New Fund are identical, with the exception of a slight modification to fundamental policy (8). These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, a Fund (except as otherwise noted below) may not:

Existing Fund	New Fund

(1) Issue senior securities.	(1) Issue senior securities.

(2) Concentrate its investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities.	(2) Concentrate its investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities.

(3) Make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets.	(3) Make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets.

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Existing Fund	New Fund

(4) Borrow money except from banks and not in excess of 10% of the value of the Fund’s total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.	(4) Borrow money except from banks and not in excess of 10% of the value of the Fund’s total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

(5) Buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.	(5) Buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.

(6) Underwrite securities.	(6) Underwrite securities.

(7) Invest in precious metals other than in accordance with the Fund’s investment objective and policy, if as a result the Fund would then have more than 20% of its total assets (taken at current value) invested in such precious metals.	(7) Invest in precious metals other than in accordance with the Fund’s investment objective and policy, if as a result the Fund would then have more than 20% of its total assets (taken at current value) invested in such precious metals.

(8) Participate in a joint investment account.	(8) Participate in a joint investment account, except if participation in a joint account is permitted by rules or interpretive positions adopted by the SEC or an order or interpretive position issued by the SEC.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Existing Fund and New Fund. Non-fundamental limitations may be changed at any time by each Fund’s Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

Existing Fund Policies: the Fund may not:

(1)

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

(2)

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; and

(3)

invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

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New Fund Policies: the Fund may not:

(1)

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

(2)

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except if rules adopted by the SEC allow investments in excess of such restrictions, the Fund may invest in a manner that complies with such rules’ limits; and

(3)

invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Purchases and Sales of Fund Shares

Each of the Existing Fund and the New Fund employ substantially similar purchase and sale procedures as well as policies regarding valuation, frequent trading and dividends. These procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description of each Fund’s procedures can be found in the respective share class Prospectus for each Fund.

Purchase and Sale of Shares

For each Fund, you may purchase, redeem Fund shares by mail. (For the New Fund by writing to The Sprott Funds Trust (name of Fund and share class, c/o U.S. Bank Global Fund Services, P.O. Box 701, for regular mail, or 615 East Michigan Street, 3rd Floor, for overnight or express mail, Milwaukee, WI 53201-0701). For each Fund, you may purchase, redeem Fund shares by telephone. (For the New Fund at 1-844-940-4653). For each Fund you may purchase or redeem shares on any day the New York Stock Exchange (“NYSE”) is open for trading). Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Institutional Class shares of the Fund are available to an investor that makes an initial investment in the Fund of at least $1 million. The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase. There is no minimum for additional Institutional Class investments.

How to Purchase Shares of the Fund

You may purchase shares of the Fund through:

•	The Fund’s distributor, Sprott Global Resource Investments, Ltd.

•	Authorized securities dealers

•	The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”)

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Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Fund generally does not sell shares to investors residing outside the United States, Puerto Rico, Guam, and the U.S. Virgin Islands, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Methods of Payment

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. The Fund may refuse to accept certain other forms of payment at its discretion. Note that there is a $25 fee for any returned payment. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to Sprott Funds Trust – (Name/Class of Fund)

•	Send your account application and check and request to one of the following addresses:

Regular Mail:

Sprott Funds Trust – Sprott Gold Fund

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail or Express:

Sprott Funds Trust – Sprott Gold Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Mutual Fund Services, 3rd Floor

Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Call the Transfer Agent at 1-844-940-4653 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA # 075-000022

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Credit: U.S. Bank Global Fund Services

Account #: 112952137

Further credit: Sprott Funds Trust — Sprott Gold Fund

Shareholder name and account number: _______________

By Internet: Log onto www.sprott.com, print and complete the application and send it along with a check payable to Sprott Gold Fund. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.sprott.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (“ACH”) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check or savings deposit slip with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you accepted telephone transaction privileges. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. After your account has been open for up to 7 business days, you may purchase additional shares by calling 1-844-940-4653. Telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

The Fund reserves the right to refuse any purchase order. In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control (“OFAC”) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

Frequent Purchases and Redemptions of Fund Shares

In accordance with each Fund’s frequent trading policies and procedures, each Fund assessed a 2.00% redemption fee on redemptions of shares held 90 days or less. Each the Tocqueville Trust and the Sprott Trust discourages short-term or excessive trading (“frequent trading”) of its Fund’s shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading.

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How the Fund Values Shares

The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.

Each Fund’s share price, called its NAV, is calculated as of the close of regular trading on the NYSE (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Fund’s investments as of the close of trading, plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase or redeem at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund’s shares may change on days when you are not able to purchase or redeem your shares.

Each Fund generally values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost. The Fund values money market securities at market price. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Investment Minimums

Institutional Class

Minimum initial investment $1,000,000*

*

The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase.

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The Fund may reduce or waive the minimum investment requirement in some cases.

Investor Class

Minimum Initial Investment

Regular (non-retirement)	$1,000	*
Retirement Account	$250
Minimum Subsequent Investment	$100

*	The Fund may reduce or waive the minimum investment requirement in some cases.

Distribution of Fund Shares

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”). Pursuant to the Plan, the Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets of Investor Class shares to Sprott Global Resource Investments Ltd. (the “Distributor”). The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

The Fund does not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

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Anti-Money Laundering Program: In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-844-940-4653 if you need additional assistance when completing your account application.

Householding: In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, annual reports, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free 1-844-940-4653 to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free 1-844-940-4653 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check or electronic funds transfer through the ACH network, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the purchase amount clears, whichever occurs first.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid

15

by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request unless the Fund has suspended your right of redemption. The Fund may stop redeeming its shares or postpone payment beyond seven days when the NYSE is closed, when trading on NYSE is restricted (as determined by the SEC), when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the values of its assets, or the SEC orders the Fund to suspend redemptions.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used during periods of stressed market conditions. The Fund also has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

In accordance with the Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), the Fund assesses a 2.00% redemption fee on redemptions of shares held 90 days or less. The redemption fee will not apply to redemptions of shares where: (i) the redemption is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans; (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that the Advisor has determined have appropriate anti-short-term trading policies in place or as to which the Advisor has received assurances that effective anti-short-term trading policies and procedures are in place; (iii) the shares were purchased through the reinvestment of dividends or other distributions; (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan; (vi) the shares redeemed were purchased as part of an Automatic Investment Plan; and (vii) a redemption is initiated by the Fund. Shareholders who purchase shares of the Fund through financial intermediaries may be charged a separate redemption fee by those intermediaries.

In connection with redemptions in the Fund, the Trust will use the first-in, first out (“FIFO”) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining “90 days” the first day after a purchase of shares will be day one of the holding period for such shares.

Shareholders who have a Retirement Account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at 1-844-940-4653. IRA investors will be asked whether or not to withhold taxes from any distribution. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at 1-844-940-4653.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

16

•	Specify the number of shares or dollar amount and the Fund name;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has been changed within the last 15 calendar days; and

•	For all redemptions in excess of $1,000,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement at their discretion. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Telephone: You may redeem your shares of the Fund in any amount up to $1,000,000 by telephone if you accepted telephone privileges on your account application, or if you provided a written request for telephone redemption. A signature guarantee or other acceptable signature authentication may be required to add this service. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To redeem by telephone, call the Transfer Agent at 1-1-844-940-4653 and provide your name and account number, amount of redemption and name of the Fund. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). For your protection against fraudulent telephone transactions, the Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Fund will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption is refused. Telephone trades must be received by or prior to market close to receive that day’s NAV. Please allow sufficient time to place your telephone transaction. Telephone redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your redemption request by mail or overnight courier. Redemption requests exceeding $1,000,000 must be made in writing (see “By mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $1,000,000 through the Fund’s website at www.sprott.com. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $1,000,000 must be made in writing (see “By mail” above). A signature guarantee or other acceptable signature authentication is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers: Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Fund directly. Securities dealers may also set deadlines for receipt of orders

17

that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at 1-844-940-4653.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on the Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

Each Fund discourages short-term or excessive trading (“frequent trading”) of its Fund’s shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the U.S., such as high yield bonds and some small cap equity securities. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to

18

detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Fund,” the Fund reserves the right to refuse any purchase order for their shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan (“Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing or by telephone at least five days prior to the effective date.

A withdrawal under the Plan involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Retail Prime Obligations Fund Class A. The redemption checks (“Checks”) will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent. Your account may not be closed by writing a Check.

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Additional Redemption Information

Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Redemption Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check or electronic funds transfer through the ACH network. U.S. Bancorp Fund Services, LLC, the Fund’s Transfer Agent, will charge a $25 fee against a shareholder’s account for any payment returned. The shareholder will also be responsible for any losses suffered by the Fund as a result. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity. In accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

Dividend Policies

Dividends and Capital Gains Distributions. The Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for the Fund are normally declared and paid at least annually. Net capital gains (if any) for the Fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. Dividends and capital gains distributions generally will be taxable regardless of the manner in which you choose to receive them. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 1-844-940-4653. You may also submit a written request or an account option change form to change your distribution option to the Fund’s Transfer Agent at PO Box 701 Milwaukee, WI 53201-0701. Any changes should be received by the Transfer Agent at least five days before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you own shares of the Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a partial return of basis (your cost); however the distribution will be subject to federal, and possibly state and local income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders at the end of each year.

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Qualification as a Regulated Investment Company. The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax law if it distributes its income as required by the law and satisfies certain other requirements that are described in the SAI. If the Fund fails to qualify as a regulated investment company, it will be subject to tax as a regular corporation. There can be no assurance that the distributions of the Fund will eliminate all taxes in all periods at the Fund level.

Distributions to Shareholders. Distributions to shareholders may consist of ordinary income distributions, capital gain distributions and/or returns of capital. Some dividends received by individuals that consist of reported distributions from the Fund’s investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, for which the maximum federal tax rate is 20 percent if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods and other conditions are met. Distributions from the Fund in particular may not qualify as dividends eligible for the preferential tax rate. Short-term capital gains and foreign currency gains derived from sales of securities by the Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of the Fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. Dividends and net capital gains generally are subject to the 3.8% federal tax on net investment income for shareholders in the higher income tax brackets. You will incur taxable income from distributions even if you have them automatically reinvested. A distribution declared in October, November or December to shareholders of record on a specified date in such a month but made in January will be treated for tax purposes as having been distributed on December 31 of the prior year. The Fund may make taxable distributions even during periods in which its share price has declined. State and local income taxes also may apply to distributions from the Fund.

Gain or Loss on Sale of Shares of the Fund. You will generally recognize a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of the Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. Generally, the current maximum federal income tax rate on long-term capital gains for non-corporate holders is 20 percent. State and local capital gains taxes also may apply.

Foreign Source Income and Withholding Taxes. Some of the Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If the Fund qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities subject to exceptions for fund of funds structures), it may elect to pass-through to shareholders deductions or credits for foreign taxes paid. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. You should consult with your own tax adviser regarding the impact to you of foreign source income.

You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

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Investment Advisory Services and Portfolio Managers

Existing Fund

Investment Adviser

Tocqueville Asset Management L.P. or TAM acts as the Existing Fund’s investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (each an “Advisory Agreement”). TAM, located at 40 West 57th Street, 19th Floor, New York, New York 10019, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2018, TAM provided supervisory and management services on approximately $9 billion in assets under management. Pursuant to the Advisory Agreement, TAM manages the investment and reinvestment of the Existing Fund’s assets and administers the affairs of the Existing Fund to the extent requested by the Board of Trustees.

Portfolio Managers

John Hathaway has been the portfolio manager or a co-portfolio manager of the Gold Fund since 1997. Mr. Hathaway also serves as a Senior Portfolio Manager of the Advisor and Chairman of the Board of Directors of the Tocqueville Management Corporation. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

Douglas B. Groh has been the co-portfolio manager of the Gold Fund since 2012. Mr. Groh also serves as a Portfolio Manager and Senior Research Analyst at the Advisor and is a member of the gold investment team. Prior to joining the Advisor in 2003, Mr. Groh was Director of Investment Research at Grove Capital from 2001 to 2003, and from 1990-2001, held investment research and banking positions at J.P. Morgan, Merrill Lynch and ING Bank. Mr. Groh began his career as a mining and precious metals analyst in 1985 at U.S. Global Investors. Mr. Groh earned a BS in Geology and Geophysics from the University of Wisconsin – Madison and an M.A. from the University of Texas at Austin, where he focused on mineral economics.

Ryan McIntyre has been the co-portfolio manager of The Gold Fund since 2017. Mr. McIntyre is also a portfolio manager for the gold investment team at the Advisor. Mr. McIntyre joined Tocqueville in 2008 as a research Analyst and focused on generating ideas and monitoring investments related to precious metals. Prior to joining Tocqueville, Mr. McIntyre was an associate focused on mergers and acquisitions in the metals mining sector with Macquarie Bank. Mr. McIntyre earned a B.A. in Commerce with Distinction (majoring in finance) from Dalhousie University and an M.B.A. from the Yale School of Management. Mr. McIntyre achieved his Chartered Financial Analyst designation in 2005.

New Fund

Investment Adviser and Investment Sub-Adviser

Sprott Asset Management LP or SAM, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1, serves as the investment adviser to the New Fund. As of June 30, 2019, Sprott and its affiliates has $8.1 billion in assets under management. Sprott is responsible for the day-to-day management of the New Fund’s portfolio pursuant to an investment advisory agreement between the Trust and SAM with respect to the New Fund (“Advisory Agreement”).

Sprott Asset Management USA, Inc. or SAM USA, located at 1910 Palomar Point Way, Suite 200, Carlsbad, California 92008, serves as the sub-adviser to the New Fund.

Portfolio Managers

John Hathaway, Douglas B. Groh and Ryan McIntyre will be the Portfolio Managers of the New Fund and will also be responsible for the refinement and implementation of the equity portfolio management process. See above for information about the portfolio managers. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the New Fund.

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Additional Information About the New Fund’s Investment Strategies and Risks

Additional Information About Investment Strategies

Borrowing

The Fund, from time to time, may borrow from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. Any such borrowings will be consistent with the restrictions set out in this Prospectus and applicable 1940 Act rules and regulations.

Temporary Investments

When current market, economic, or political conditions are unsuitable for the Fund’s investment objective, or in other appropriate circumstances, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that the Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, the Fund may employ investment techniques that are not principal investment strategies of the Fund. The Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Fund, may sell securities short “against the box”. The Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk.

Each Fund’s investment objective and each of its other investment policies that are non-fundamental policies that may be changed by the Board of Sprott Funds Trust (“Sprott Trust”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions — Investment Restrictions.”

Other Risks

The following section provides information regarding certain other risks of investing in the New Fund.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Sub-Administrator, Distributor and any index providers), market makers, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser, the Fund’s other service providers, market makers, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

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The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Trustees and Officers

The Board of Trustees of Tocqueville Trust is comprised of one interested trustee, Robert W. Kleinschmidt; and five independent trustees, Charles W. Caulkins, Alexander Douglas, Charles F. Gauvin, James W. Gerard, and William J. Nolan III.

The officers of Tocqueville Trust and Sprott Trust are disclosed in the Existing Fund’s and new Fund’s SAIs, respectively, each of which is incorporated herein by reference and has been filed with the SEC.

Service Providers

TAM is the investment adviser to the Existing Fund. SAM and SAM USA is the New Fund’s investment adviser and sub-adviser, respectively. U.S. Bank Global Fund Services serves as fund accounting agent, sub-administrator and transfer agent to the Existing Fund and New Fund. U.S. Bank is the custodian for the Existing Fund and the New Fund. Tocqueville Securities, L.P. is the distributor of the Existing Fund and Sprott Global Resource Investments Ltd. will be the distributor for the New Fund.

FUND MANAGEMENT

Existing Fund

The Adviser

Tocqueville Asset Management L.P. or TAM acts as the Existing Fund’s investment adviser pursuant to advisory agreement with the Tocqueville Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, TAM manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Existing Fund to the extent requested by the Board of Trustees of Tocqueville Trust.

For the performance of its services under the investment advisory agreements, TAM receives a fee from the Existing Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. For the fiscal year ended October 31, 2018, the Existing Fund paid the Advisor an advisory fee, as a percentage of the Fund’s average daily net assets, equal to: 0.87%.

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Approval of Advisory Agreement

The Fund’s annual report to shareholders for the period ended October 31, 2018, contained a discussion of the basis of the Board of Trustees’ determination regarding whether to continue the investment advisory agreement as described above.

Portfolio Managers

John Hathaway has been the portfolio manager or a co-portfolio manager of the Gold Fund (in its predecessor form) since 1997. Mr. Hathaway also serves as a Senior Portfolio Manager of the Advisor and Chairman of the Board of Directors of the Tocqueville Management Corporation. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

Douglas B. Groh has been the co-portfolio manager of the Gold Fund (in its predecessor form) since 2012. Mr. Groh also serves as a Portfolio Manager and Senior Research Analyst at the Advisor and is a member of the gold investment team. Prior to joining the Advisor in 2003, Mr. Groh was Director of Investment Research at Grove Capital from 2001 to 2003, and from 1990-2001, held investment research and banking positions at J.P. Morgan, Merrill Lynch and ING Bank. Mr. Groh began his career as a mining and precious metals analyst in 1985 at U.S. Global Investors. Mr. Groh earned a BS in Geology and Geophysics from the University of Wisconsin – Madison and an M.A. from the University of Texas at Austin, where he focused on mineral economics.

Ryan McIntyre has been the co-portfolio manager of The Gold Fund (in its predecessor form) since 2017. Mr. McIntyre is also a portfolio manager for the gold investment team at the Advisor. Mr. McIntyre joined Tocqueville in 2008 as a research Analyst and focused on generating ideas and monitoring investments related to precious metals. Prior to joining Tocqueville, Mr. McIntyre was an associate focused on mergers and acquisitions in the metals mining sector with Macquarie Bank. Mr. McIntyre earned a B.A. in Commerce with Distinction (majoring in finance) from Dalhousie University and an M.B.A. from the Yale School of Management. Mr. McIntyre achieved his Chartered Financial Analyst designation in 2005.

The Existing Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Shares.

New Fund

The Adviser and Sub-Adviser

Adviser

Sprott Asset Management LP or SAM serves as the investment adviser to the New Fund. SAM is responsible for the day-to-day management of the Fund’s portfolio pursuant to an investment advisory agreement between the Trust and SAM with respect to the Fund (the “Advisory Agreement”). Subject to the authority of the Trust’s Board of Trustees, SAM is responsible for the overall management of the Fund’s business affairs. SAM invests the assets of the Fund, either directly or through the use of a sub-adviser, according to the New Fund’s investment objective, policies and restrictions. SAM furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the investment advisory agreements, SAM receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. For the fiscal year ended November 30, 2019, the Fund expected to pay SAM an advisory fee, as a percentage of the Fund’s average daily net assets, equal to: 0.87%.

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A discussion regarding the Board of Trustees’ approval of the advisory agreements with respect to the New Fund will be available in the Trust’s first produced annual or semi-annual report.

Sub-Adviser

SAM USA serves as the sub-adviser to the Gold Fund. Pursuant to the Sub-Advisory Agreement between the SAM and SAM USA with respect to the New Fund, SAM USA is responsible for day-to-day portfolio management of the New Fund, subject to the supervision of SAM and the oversight of the Board. Under the Sub-Advisory Agreement, SAM pays SAM USA a sub-advisory fee of 30% of the advisory fee.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of Sprott Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, Sprott Trust may issue an indefinite number of shares of beneficial interest of the New Fund. Each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares, if any, held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of Sprott Trust or a New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive full and fractional shares of the New Fund having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Existing Fund immediately after the Reorganization. Such distribution will be accomplished by the transfer of the New Fund’s shares credited to the account of the Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of shares of the New Fund’s shares due to the shareholders of the Existing Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund’s shareholders will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on the Closing Date. No shares of the New Fund to be issued will have preemptive or conversion rights. The Existing Fund will then be liquidated and terminated.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the shareholders of the applicable Existing Fund; and (ii) the receipt by Tocqueville Trust and Sprott Trust of a tax opinion to the effect that the Reorganization will be tax-free to the applicable Existing Fund and its shareholders. The Plan may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the Boards of Trustees of Tocqueville Trust and Sprott Trust. The Board of Trustees of Tocqueville Trust may terminate the Plan if it determines that the consummation of the transactions contemplated by the Plan are not in the best interest of the Existing Fund’s shareholders.

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If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between the New Fund and SAM and sub-advisory agreement between SAM and SAM USA on behalf of the New Fund. If shareholders of an Existing Fund do not vote to approve the Reorganization, however, the Trustees of Tocqueville Trust may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; legal review and preparation by legal counsel to Tocqueville Trust of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Plan and the proxy statement on Form N-14, including the delivery of a tax opinion by legal counsel to Sprott Trust and any other Reorganization costs will be borne equally by SAM and TAM. The estimated costs of the Reorganization is $500,000. The turnover of the portfolio securities of the Existing Fund should be de minimis and thus the brokerage commissions, if any, should be de minimis, while tax consequences to shareholders should be minimal or none at all.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. If so, the Existing Fund and its shareholders will not recognize gain or loss as a result of the Reorganization. The tax basis of New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. At October 31, 2018, the Existing Fund had available for tax purposes un-expiring unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Existing Fund	$2,295,524	$375,404,846

Capitalization

The following table sets forth, as of October 31, 2019: (i) the unaudited capitalization of the Existing Fund and (ii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

Sprott Gold Fund Reorganization – Institutional Class

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$39,715,776	$39,715,776
Shares Outstanding	1,023,182	1,023,182
Net Asset Value per Share	$38.82	$38.82

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Sprott Gold Fund Reorganization – Investor Class

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$998,384,864	$998,384,864
Shares Outstanding	25,766,524	25,766,524
Net Asset Value per Share	$38.75	$38.75

Reasons for the Reorganization

At meetings held on September 19, 2019, the Board of Tocqueville Trust approved the proposed Reorganization. In connection with this meeting, representatives of TAM and SAM informed the Board that the primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund, which would be a new series of Sprott Trust. TAM and SAM further explained that the Reorganization is being proposed for the following reasons: (i) Shareholders of the Existing Fund will not experience any increase in their fund expenses following the Reorganization; (ii) the New Fund will have the same investment objective and investment strategy as the Existing Fund, and substantially similar investment policies and restrictions with the exception of certain differences regarding how these policies and restrictions are described; (iii) overall portfolio management services will remain similar since the existing portfolio managers will continue to manage the new Fund as new employees of SAM USA; (iv) SAM and TAM or their respective affiliates jointly will bear the expenses of the Reorganization so that no Fund will incur any direct or indirect expense as a result of the Reorganization; (v) the Reorganization would be a tax-free reorganization that would not have any federal income tax consequences for shareholders of the Existing Fund; (vi) except for the new investment adviser, SAM, the new sub-adviser, SAM USA and the new distributor, Sprott Global Resource Investments Ltd., the service providers and their services currently provided to the Existing Fund and its shareholders will be the same; and (vii) by becoming closer aligned to the Sprott organization, a leading global and well-recognized precious metal and mining advisory firm, the New Fund will be exposed to new potential investors through Sprott’s distribution platforms, marketed by individuals with deep connections in the metal and mining industries and have greater visibility through the Sprott website and other mediums to the approximately 200,000 investors who invest in Sprott products.

TAM, SAM and SAM USA provided, and the Board of Tocqueville Trust reviewed, detailed information about the proposed Reorganization including, among other things: (i) the specific terms of the Reorganization, including information regarding comparative advisory fees and net expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Existing Fund and the New Fund; and (iii) the impact of the Reorganization on the Existing Fund and its shareholders.

Before approving the Plan, the Board of Trustees of the Tocqueville Trust examined all factors that it considered relevant in its evaluation of the Reorganization, including the following:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Existing Fund will be in exchange for shares of the New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization.

Shareholder Approval. The Board noted that the Reorganization would be submitted to the Existing Fund’s shareholders for approval and that the Reorganization would not be consummated unless such approval is obtained.

Management of the New Fund. The Board considered that certain portfolio manager employees of TAM, John Hathaway, Douglas B. Groh and Ryan McIntyre, the current investment adviser to the Existing Fund, will continue to manage the New Fund on a day-to-day basis when they become employees of SAM USA in its investment sub-advisory capacity. The Board noted that these portfolio management personnel have managed the Existing Fund’s portfolio on a day-to-day basis since the Fund’s inception in 1997 or served as

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members of the portfolio management team since 2012 or 2017. Consequently, the Board of Tocqueville Trust was familiar with SAM USA’s investment processes, procedures and personnel with respect to the New Fund. The Board also took into account that SAM and its affiliates are experienced providers of investment advisory services with approximately $8.1 billion in assets, as of June 30, 2019, with respect to which supervisory and management services are provided through closed-end funds, mutual funds and exchange-traded funds. The Board also considered SAM’s expertise and experience as a registered investment adviser, with a significant amount of assets under management, including closed-end funds and other SEC-registered investment vehicles. The Board also considered the evolution of SAM’s capabilities to serve as an investment adviser to the New Fund and that US Bancorp would continue to provide sub-administrative and accounting services to the New Fund.

Management of the New Fund. The Board noted that these portfolio management personnel have managed the Existing Fund’s portfolio on a day-to-day basis since the Fund’s inception in 1997 or served as members of the portfolio management team since 2012 or 2017. Consequently, the Board was familiar with their investment processes, procedures and personnel with respect to the Existing Fund. The Board took into account that this group of portfolio management personnel as well as SAM USA and its affiliates are experienced providers of investment advisory services with a significant amount of assets with respect to which supervisory and management services are provided through closed-end funds, mutual funds and exchange-traded funds. The Board also considered SAM’s and SAM USA’s expertise and experience as registered investment advisers, also with a significant amount of assets under management, including a closed-end fund, ETFs and other SEC-registered investment vehicles. The Board also considered the evolution of their capabilities to serve as investment advisers to the New Fund and that there would be no change to the present firms that currently provide sub-administrative, custody and fund accounting services to the Existing Fund.

Identical Investment Objective and Strategies and Substantially Similar Limitations. The Board considered that the investment objective and investment strategies of the New Fund is identical to those of the Existing Fund. The Board noted that the investment limitations of the New Fund are substantially similar to those of the Existing Fund.

Expected Substantially Similar Expense Ratios. The Board reviewed information regarding the net expense ratios of the Existing Fund and the New Fund, which stated that those ratios will be substantially the same for the New Fund.

Upon review of the anticipated advisory fees of the New Fund and representations from SAM, the Board concluded that the New Fund will have substantially the same net expense ratio as the Existing Fund.

Expenses Relating to Reorganization. The Board considered that the shareholders of the Existing Fund will not incur any expenses in connection with the Reorganization. The Board considered that SAM/TAM or their affiliates will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and the use of a proxy solicitation firm and the solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences to the Funds and that shareholders of the Existing Fund are not expected to recognize any gain or loss upon receipt of shares of the New Fund in connection with the Reorganization.

Based on the foregoing considerations, the Board of Trustees of the Tocqueville Trust determined that the Reorganization is in the best interests of the Existing Fund’s shareholders and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. The Board’s determination was made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that the shareholders of the Existing Fund vote “For” this proposal to approve the Reorganization.

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SHAREHOLDER RIGHTS AND LIABILITIES

General Shareholder Rights

General. The Existing Fund is a series of Tocqueville Trust. Tocqueville Trust is an open-end management investment company that was established as a business trust under Massachusetts law by an Agreement and Declaration of Trust and Certificate of Trust, as each may be amended from time to time. Tocqueville Trust is further governed by its By-Laws and by Massachusetts trust law.

The New Fund is a series of Sprott Trust. Sprott Trust is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated January 3, 2018, and by a Certificate of Trust dated January 3, 2018. Sprott Trust is governed by its By-Laws and by Delaware law.

The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law and the Delaware Statutory Trust Act permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the Massachusetts business trust law is silent on many of the salient features of a Massachusetts business trust, whereas the Delaware Statutory Trust Act provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The Delaware Statutory Trust Act provides that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust. Under the Massachusetts business trust law, shareholders and trustees are potentially liable for trust obligations. The Delaware Statutory Trust Act authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments. For example, trustees may have the power to amend the Delaware statutory trust’s trust instrument, merge or consolidate a fund with another entity and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote.

Shares. Tocqueville Trust and Sprott Trust are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each Tocqueville Trust and Sprott Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of Tocqueville Trust and Sprott Trust entitled to vote on a matter shall vote on the matter, separately by series subject to: (1) where the 1940 Act requires all shares of Tocqueville Trust and Sprott Trust to be voted in the aggregate without differentiation between the separate Series, then all of Tocqueville Trust’s and Sprott Trust ’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series, then only the shareholders of such affected series shall be entitled to vote on the matter. Shareholders of each class of shares issued by the Existing Fund will vote together as a single class at the Meeting for each proposal submitted to the shareholders of the Existing Fund. Each holder of a whole or fractional share shall be entitled to one vote for each whole share held and a fractional vote for each fractional share held in such shareholder’s name.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware. Meetings of the shareholders of Tocqueville Trust or Sprott Trust or a series of either may be called by the Board of Trustees for any purpose required under the 1940 Act or for any purpose the Trustees deem advisable. For Tocqueville Trust, a meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the request of a majority of the Trustees then in office, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate, provided that the shareholders shall state the purpose and pay the reasonably estimated costs of notice.

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Election and Term of Trustees

Existing Fund. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than fifteen. The Board of Trustees, by action of a majority of the Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees, or, by written instrument signed by two-thirds of the Trustees in office prior to the action, remove any Trustee with or without cause. The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. Any Trustee may also be removed at any meeting of shareholders by a vote of two thirds of the shares of the Trust issued and outstanding.

New Fund. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees. The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause, or if a trustee is incapacitated that trustee may be removed by a majority. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders.

Shareholder Liability

Pursuant to Tocqueville Trust’s and Sprott Trust’s Agreements and Declarations of Trust, shareholders of series of Tocqueville Trust or SET are not personally liable for the acts, omissions or obligations of Tocqueville Trust or Sprott Trust or the Trustees of either Tocqueville Trust or Sprott Trust.

Liability of Trustees

To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of Tocqueville Trust or Sprott Trust; any investment adviser or principal underwriter of Tocqueville Trust or Sprott Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. Tocqueville Trust or Sprott Trust, out of each of their respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of Tocqueville Trust or Sprott Trust, respectively. Nothing in either Tocqueville Trust or Sprott Trust’s organizational documents operates to indemnify, hold harmless or protect any officer or Trustee from or against any liability to Tocqueville Trust or Sprott Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Approval Requirements Relating to the Reorganization

A majority of A Tocqueville Trust’s Board of Trustees may cause Tocqueville Trust or a majority of Sprott Trust’s Board of Trustees may cause Sprott Trust to sell, convey and transfer all or substantially all of the assets of Tocqueville Trust or Sprott, respectively, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, or entity organized under the laws of any state, or to one or more separate series thereof, or to Tocqueville Trust or Sprott Trust to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series

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shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of that series, if required by the 1940 Act.

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between the Existing Fund and the New Fund.

TAXES

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a RIC under the Code. To remain qualified as a RIC, the Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Fund will distribute substantially all of its net investment income and short term capital gains monthly and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Currently, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the New Fund can be found in the New Fund’s Prospectus. Additional information about the New Fund is included in the Statement of Additional Information for Sprott Trust, which will be available at www.sprott.com. Both the Prospectus and Statement of Additional Information for the New Fund are not yet effective and are subject to completion.

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For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Institutional Class share Prospectus and Statement of Additional Information (dated April 8, 2019, and as supplemented from time to time), and the Investor Class share Prospectus and Statement of Additional Information (dated February 15, 2019, and as supplemented from time to time) all of which have been filed with the SEC. Copies of the Prospectuses and each Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1.800.697.3863, by visiting http://www.tocquevillefunds.com or www.sec.gov. Both the Prospectuses and each Statement of Additional Information for the Existing Fund are incorporated into this Proxy Statement reference.

Tocqueville Trust and Sprott Trust are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by Tocqueville Trust and Sprott Trust and other information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee at prescribed rates, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Financial Statements. The financial statements of the Existing Fund for the fiscal year October 31, 2018 have been audited by Grant Thornton LLP, located at 171 North Clark St., Suite 200, Chicago, Illinois 60601, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The audited financial statements of the Existing Fund for the annual period ended October 31, 2018 are contained in the Annual Report to shareholders. The unaudited financial statements of the Existing Fund for the semi-annual period ended April 30, 2019 are contained in the Semi-Annual Report to shareholders. Tocqueville Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon request. Requests should be made by calling toll-free 1.800.697.3863, or by visiting http://www.tocquevillefunds.com. These Reports for the Existing Fund also are available on the SEC’s website at www.sec.gov and are incorporated into this Proxy Statement by reference. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended October 31, 2018 and six-month period ended April 30, 2019 are attached as Exhibit B.

Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The New Fund will be the accounting successor to the Existing Fund in connection with the Reorganization.

VOTING MATTERS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Tocqueville Trust in connection with the Special Meeting to be held on December 17, 2019 at 11:00 a.m. Eastern Time at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, and at any adjournment thereof. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about November 11, 2019. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of Tocqueville Trust has fixed the close of business on October 18, 2019 as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

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Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any. A majority of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum. Any lesser number shall be sufficient for adjournments. The Reorganization can be approved only by the affirmative “vote of a majority of the outstanding voting securities” of the Existing Fund, as such phrase is defined in the 1940 Act. Assuming a quorum is present at the meeting, the “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present. Shareholders of each class of shares issued by the Existing Fund will vote together as a single class at the Meeting for each proposal submitted to the shareholders of the Existing Fund. Each holder of a whole or fractional share shall be entitled to one vote for each whole share held and a fractional vote for each fractional share held in such shareholder’s name.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement/Prospectus, or attend in person. (Guidelines on voting by proxy card are disclosed immediately after the Notice of Special Meeting.)

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Special Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Special Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact AST Fund Solutions at 1.800.284.1755. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR each proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of Tocqueville Trust at the address set forth on the cover page of this Proxy Statement/Prospectus, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a

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broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If shareholders of an Existing Fund do not vote to approve the Reorganization, the Trustees of Tocqueville Trust may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of an Existing Fund who objects to the Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Tocqueville Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of the Existing Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Existing Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Tocqueville Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Tocqueville Trust at the address set forth on the cover of this Proxy Statement/Prospectus so that they will be received by Tocqueville Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Tocqueville Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on October 18, 2019 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share, if any, of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were 26,892,407 Existing Fund shares outstanding and entitled to vote of Tocqueville Gold Fund.

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The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares outstanding.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of Tocqueville Trust, as a group, beneficially owned 0.00% of the outstanding shares of the Institutional Class of Shares of the Existing Fund and 0.14% of the outstanding shares of the Investor Class of Shares of the Existing Fund.

As of the Record Date, the shareholders listed below owned of record or beneficially 5% or more of the Existing Fund’s Institutional Class shares and Investor Class shares:

The Tocqueville Gold Fund

Name and Address	Class of Shares	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Investor	The Charles Schwab Corporation	DE	31.29%	Record

National Financial Services Corp. FBO Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	Investor	N/A	N/A	24.34%	Record

TD Ameritrade Incorporated P.O. Box 2226 Omaha, NE 68103-2226	Investor	N/A	N/A	8.12%	Record

John Hancock Life Insurance USA RPS-Trading Ops St-4 601 Congress Street Boston, MA 02210-2805	Investor	N/A	N/A	5.79%	Record

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Institutional	Merrill Lynch & Co., Inc.	DE	38.69%	Record

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Institutional	Wells Fargo Advisors, LLC	DE	33.92%	Record

As of the Record Date, the New Fund had no shares outstanding.

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Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, an Existing Fund may mail only one copy of each report or this Proxy Statement/Prospectus to shareholders having the same last name and address on such Existing Fund’s records. The consolidation of these mailings reduces mailing expenses.

OTHER BUSINESS

The Board of Trustees of Tocqueville Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Tocqueville Trust at the address above and by calling 1.800.697.3863.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

/s/ Cleo Kotis
Cleo Kotis
Secretary
The Tocqueville Trust

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

The Tocqueville Gold Fund

A SERIES OF THE TOCQUEVILLE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019

The undersigned, revoking prior proxies, hereby appoints Helen Balk and Cleo Kotis, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The Tocqueville Gold Fund (the “Fund”) to be held at the offices of Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 284-1755. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 17, 2019. The proxy statement for this meeting is available at:

proxyonline.com/docs/tocqueville2019.pdf

The Tocqueville Gold Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	For shareholders of Existing Fund to approve the Plan with respect to the Existing Fund, which provides for: (i) the transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for shares of New Fund; and (ii) the distribution of shares of New Fund so received to shareholders of Existing Fund.

2.	For shareholders of the Existing Fund to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

THANK YOU FOR VOTING

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of the 4th of October, 2019, by and among Sprott Funds Trust, a Delaware statutory trust (“SET”), on behalf of its series identified in Exhibit A (the “New Fund”), The Tocqueville Trust, a Massachusetts business trust (“TTT”), on behalf of its series identified in Exhibit A hereto (the “Existing Fund”) and, solely with respect to Section 5 hereof, Sprott Asset Management LP (“Sprott”).

WHEREAS, it is intended that the transactions contemplated by this Agreement with respect to the Existing Fund and in the New Fund constitute a “reorganization” as defined in Section 368(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property and assets of the Existing Fund to the New Fund in exchange for (A) shares of beneficial interest, no par value per share, of the corresponding classes of shares of the New Fund (the “New Fund Shares”) as noted in Schedule A, and (B) the assumption by the New Fund of all liabilities of the Existing Fund; and (ii) the distribution of the New Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Existing Fund in exchange for their shares in the Existing Fund (“Existing Fund Shares”), as noted in Schedule A, in liquidation of the Existing Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, with respect to the reorganization, a “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the New Fund and Existing Fund (each a “Fund” and, collectively, the “Funds”) shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the SET or the TTT or the assets of any other series of the SET or the TTT be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Existing Fund and the New Fund are separate series of the TTT and SET, respectively. SET and TTT are open-end, registered management investment companies, and the Existing Fund owns securities and other investments that are assets of the character in which the New Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Existing Fund currently offers one or more of the following classes of shares as noted in Schedule A: Institutional Class Shares and Investor Class Shares, and, upon the closing of the Reorganization, the New Fund will offer one or more of the following classes of shares as noted in Schedule A: Institutional Class Shares and Investor Class Shares. As part of the Reorganization, Existing Fund Shares of each class will be exchanged for New Fund Shares of the corresponding class, as set forth on Schedule A;

WHEREAS, the Trustees of the TTT have determined that the Reorganization, with respect to the Existing Fund, is in the best interests of the Existing Fund’s shareholders and that the interests of the existing shareholders of the Existing Fund will not be diluted as a result of the Reorganization; and

A-1

WHEREAS, the Trustees of the SET have determined that the Reorganization, with respect to the New Fund, is in the best interests of the New Fund and, there being no existing shareholders of the New Fund, that the Reorganization will not result in dilution of the New Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Representations and warranties of the New Fund.

SET, on behalf of itself or, where applicable, the New Fund, represents and warrants to and agrees with the Existing Fund that:

(a)

New Fund is a duly established series of SET, a statutory trust duly established and validly existing under the laws of State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. SET has and New Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)

SET is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)

SET and New Fund are not in violation in any material respect of any provisions of SET’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which SET or New Fund is a party or by which SET or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)

The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of SET and by all other necessary trust action on the part of SET and New Fund, and this Agreement constitutes the valid and binding obligation of SET on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)

There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of SET or New Fund, threatened against SET in respect of New Fund or any of its properties or assets or against any person who SET in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither SET nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against SET in respect of New Fund or any of New Fund’s properties or assets or any person whom SET in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. SET in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of SET or New Fund, threatened against SET or any of its properties or assets, that are likely to have a material adverse effect on the ability of SET or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	As of the Exchange Date, New Fund will have no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)

No consent, approval, authorization, filing or order of any court, governmental authority, or self-regulatory organization is required for the consummation by SET on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the registration statement on Form N-14 of SET on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to SET or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of TTT for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)

The registration statement of SET on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading.

(j)

There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of SET’s registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k)

New Fund was established by the trustees of SET in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l)

As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)

As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for any taxes.

(n)

New Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o)

New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

2.	Representations and warranties of the Existing Fund.

TTT, on behalf of itself or, where applicable, the Existing Fund, represents and warrants to and agrees with the New Fund that:

(a)

Existing Fund is a duly established series of TTT, a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Each of TTT and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)

TTT is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended October 31, 2018, such statements and schedule having been audited by Grant Thornton LLP, independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)

Except as otherwise disclosed in writing to New Fund, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the applicable requirements of, and the applicable rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act, state laws, including state blue sky laws, and applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Except as otherwise disclosed in writing to New Fund, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by TTT with respect to Existing Fund. Except as otherwise disclosed in writing to New Fund, all advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectuses and statements of additional information dated February 15, 2019 and April 8, 2019, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e)

Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of TTT or Existing Fund, threatened against TTT in respect of Existing Fund or any of its properties or assets or against any person who TTT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither TTT nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against TTT in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom TTT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. TTT in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of TTT or Existing Fund, threatened against TTT in respect of Existing Fund or any of its properties or assets, that are likely to have a material adverse effect on the ability of TTT or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)

As of the Exchange Date, Existing Fund has no known liabilities of a material nature, contingent or otherwise other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2018, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date; provided, however, that, as of the Exchange Date, Existing Fund shall owe no amounts and shall not have any outstanding or continuing obligations or liabilities pursuant to the Loan Agreement between TTT and U.S. Bank N.A., dated as of May 31, 2013, as amended, restated, supplemented or otherwise modified and as last amended May 25, 2019 (“the Loan Agreement”), or pursuant to the related promissory note, the Securities Account control Agreement, the Pledge and Security Agreement or any of the other Loan Documents (as defined in the Loan Agreement), and all liens, security interests, restrictions on transfer and other encumbrances (collectively, “Liens”) on or in the assets of Existing Fund will be released. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2018, whether or not incurred in the ordinary course of business.

(g)

As of the Exchange Date, or within reasonably practicable time thereafter, TTT on behalf of the Existing Fund will have terminated or cause to be terminated Existing Fund as a party to, and a fund listed on the exhibits or schedules of, the agreements with all of TTT’s service providers including agreements with Existing Fund’s investment adviser, administrator, sub-administrator, custodian, transfer agent, fund accountant, independent registered public accounting firm, counsel and underwriter, and, specifically, terminated Existing Fund as a party to the Loan Documents.

(h)

No consent, approval, authorization, filing or order of any court, governmental authority or self-regulatory organization is required for the consummation by TTT on behalf of Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(i)

Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to TTT or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement or made without the permission of TTT.

(j)

There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(k)

TTT and Existing Fund are not in violation in any material respect of any provisions of TTT’s Amended and Restated Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which TTT or Existing Fund is a party or by which TTT or Existing Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(l)

All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(m)

As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, and material state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All material tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund’s knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for any taxes.

(n)

Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(o)

At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the assets and liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the assets and liabilities as contemplated by this Agreement, New Fund will acquire the assets and liabilities subject to no Liens.

(p)

Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(q)

No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(r)

Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)(vii)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(d)

The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of TTT and by all other necessary trust action on the part of TTT and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of TTT and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(t)

The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

3.	Reorganization.

(a)

Subject to the requisite approval of the shareholders of the Existing Fund and to the other terms and conditions contained herein, the Existing Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (the “Assets”) of the Existing Fund in exchange for the number of New Fund Shares, including fractional New Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund attributable to the corresponding class of the Existing Fund Shares, as determined in the manner set forth in Section 4; and the assumption by New Fund of the liabilities of Existing Fund, contingent or otherwise, existing as of the Exchange Date (the “Liabilities”) of the of Existing Fund, as determined in the manner set forth in Section 4.

On the Exchange Date, each Existing Fund Shareholder of the Existing Fund will receive, in respect of the Existing Fund Shares of each class of the applicable Existing Fund held by such Existing Fund Shareholder, the number of full and fractional New Fund Shares of the New Fund of the class corresponding to that class of Existing Fund Shares of that Existing Fund held by such Existing Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Existing Fund Shares of that Existing Fund and class held of record by such Existing Fund Shareholder on the date of the closing of the Reorganization. Such liquidation and distribution will be accomplished by the transfer of New Fund Shares of the New Fund credited to the account of the Existing Fund on the books of the New Fund to open accounts on the share records of the New Fund in the names of the Existing Fund Shareholders, representing the respective number of New Fund Shares of each class due such shareholders. All issued and outstanding Existing Fund Shares will simultaneously be canceled on the books of the Existing Fund, and the Existing Fund will thereupon proceed to terminate as set forth in paragraph 4(f) below. The New Fund shall not issue certificates representing New Fund Shares in connection with such exchange.

(b)

The Existing Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made were priced so as to exclude such distribution at the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)

The Valuation Time shall be as of the close of business of the New York Stock Exchange on January 17, 2020, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d)

New Fund shall cause its adviser or another agent to deliver to the Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of the Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of each class of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). SET and TTT agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Existing Fund before they are acquired by the New Fund. As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of January 17, 2020 or an agreed upon more-recent date, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e)

Any transfer taxes payable upon the issuance of a class of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of the Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such class of New Fund Shares are to be issued and transferred.

(f)

The Existing Fund will, at least 30 business days before the Exchange Date, furnish SET, in respect of the New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4.	Exchange Date; Valuation Time.

On the Exchange Date, simultaneously the New Fund will deliver to the Existing Fund the number of full shares of each class of shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)

The net asset value of each class of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)

The net asset value of each class of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of SET and its agents for calculating the net asset value of the series of SET shares of beneficial interest. No transactional fee will be charged as a result of the Reorganization.

(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d)

Existing Fund shall distribute each class of the New Fund Shares to the shareholders of Existing Fund on the Exchange Date by furnishing written instructions to New Fund’s transfer agent, which will, on the Exchange Date, set up open accounts for the shareholders of Existing Fund in accordance with written instructions furnished by Existing Fund.

(e)

Each of TTT and SET shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

(f)

As soon as practicable after the Exchange Date, TTT shall make all filings and take all steps as shall be necessary and proper to effect the termination of the Existing Fund under federal law and the laws of the Commonwealth of Massachusetts. After the Exchange Date, the Existing Fund shall not conduct any business except in connection with its dissolution.

(g)

In the event that immediately prior to the Exchange Date (a) the NYSE or another primary trading market for portfolio securities of an Existing Fund or a New Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of each class of Existing Fund Shares is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

5.	Expenses, Fees.

Sprott (and/or its affiliates) and Tocqueville Asset Management LP (and/or its affiliates) shall bear equally the costs, fees and expenses incurred by SET, the New Fund, TTT and the Existing Fund in connection with the preparation and filing of the Registration Statement, registration of each class of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganization pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys, the costs of holding each Existing Fund’s shareholder meetings and soliciting proxies and the costs of SET Board and TTT Board review and approval of the Reorganization. Also, Sprott (and/or their affiliates) and Tocqueville Asset Management LP (and/or its affiliates) shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Fund and the registration in connection with the Reorganization of each class of shares of the New Fund to be offered in the Reorganization, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganization (all such costs, fees and expenses set forth above in this Section 5 to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis. Notwithstanding any of the foregoing, expenses will in any event be paid by any party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the New Fund or the Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, Sprott, and/or their affiliates nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6.	Exchange Date.

Delivery of the Assets of the Existing Fund to be transferred, assumption of the Liabilities of the Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York, New York at 10:00 a.m., New York city time, or at such other time agreed to by the New Fund and the Existing Fund, on such date agreed to by the New Fund and the Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date,” Which Exchange Date shall be (i) the date of the closing of the transactions contemplated by the Asset Purchase Agreement, dated as of August 6, 2019, by and among Tocqueville Asset Management LP, Tocqueville Management Corp., Sprott Asset Management LP and Sprott Inc. (the “Sprott Tocqueville Asset Purchase”), (ii) the business day immediately following the closing of the Sprott Tocqueville Asset Purchase, or (iii) such other date and time and place as the New Fund and the Existing Fund shall mutually agree in writing.

7.	Shareholder approval; dissolution.

(a)

TTT, on behalf of the Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)

The Existing Fund agrees that, as promptly as practicable after the Exchange Date, the liquidation, dissolution and termination of the Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of TTT in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8.	Tax Matters.

(a)

The Existing Fund will deliver (or cause to be delivered) to the New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund for tax periods ending on or before October 31, 2019 and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before October 31, 2019 of an amount or amounts sufficient for the Existing Fund to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2018 in any case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by TTT following the provision of such copies thereof to the New Fund.

(b)

In addition to the Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of the Existing Fund with respect to the Existing Fund’s taxable year ending on October 31, 2018 (the “October 2018 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), TTT shall prepare (or cause to be prepared) such October 2018 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such an October 2018 Tax Return’s due date (after giving effect to any properly made extension), (i) TTT shall provide the New Fund with a copy of such October 2018 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said October 2018 Tax Return, and (ii) TTT shall make (or cause to be made) any changes to such October 2018 Tax Return as the New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such October 2018 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by an accounting firm selected by TTT. TTT will timely file (or cause to be timely filed) any such October 2018 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such October 2018 Tax Return.

9.	Conditions of the New Fund’s obligations.

The obligations of the New Fund hereunder shall be subject to the following conditions:

(a)

That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of TTT (including a majority of those trustees who are not “interested persons” of TTT, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of TTT’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)

That the Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by TTT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since October 31, 2018, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)

That TTT, on behalf of the Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by TTT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of TTT and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that TTT and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)

That, as of the Exchange Date, there shall not be any material litigation pending or threatened against TTT or the Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)

That SET shall have received in form reasonably satisfactory to SET and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses equally by Sprott (and/or its affiliates) and Tocqueville Asset Management LP (and/or its affiliates), except in relation to the qualification of the Reorganization as a reorganization under Section 368(a)(1)(F) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)

That the Assets of the Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.

(g)

That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(h)

That all actions taken by the Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the New Fund and Thompson Hine LLP.

(i)	That the Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(j)

That the Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of each class of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of the holder of record of any such shares and the number of shares of each class of Existing Fund held of record by the such shareholder.

(k)

That all of the issued and outstanding shares of beneficial interest of each class of the Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws.

(l)

That the Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(m)

That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of SET or the New Fund, threatened by the Commission.

(n)

SET, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by SET’s Board and, to the extent required by law, by its trustees who are non-interested persons thereof and by Sprott or its affiliate as New Fund’s sole shareholder.

(o)

New Fund shall have received such amendments, consents, discharges and terminations necessary or otherwise requested by New Fund, each in a form satisfactory to New Fund, to (i) terminate, and release the Existing Fund from, all of the obligations and liabilities of Existing Fund under each of the Loan Documents (including, without limitation, all obligations of Existing Fund pursuant to Sections 3(c) 3(d) and 8 of the Loan Agreement) and (ii) release, terminate and discharge all Liens on or affecting the assets of Existing Fund created under the Loan Documents, in each case executed and delivered by each of the parties to each of such Loan Documents. US Bank N.A. (x) shall have filed, or shall have authorized New Fund to file, all amendments and/or termination statements with respect to the Liens referred to in clause (ii) above under the applicable Uniform Commercial Code and (y) will return any collateral to Existing Fund held by US Bank N.A. or any of its custodians or agents.

10.	Conditions of the Existing Fund’s obligations.

The obligations of the Existing Fund hereunder shall be subject to the following conditions:

(a)

That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the trustees of SET (including a majority of those trustees who are not “interested persons” of SET, as defined in Section 2(a)(19) of the 1940 Act).

(b)

That SET, on behalf of the New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c)

That SET, on behalf of the New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by SET’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of SET and the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that SET and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)

That, as of the Exchange Date, there shall not be any material litigation pending or threatened against SET or the New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)

That TTT shall have received in form reasonably satisfactory to TTT and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes (i) the New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the

Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses equally by Sprott (and/or its affiliates) and Tocqueville Asset Management LP (and/or its affiliates) except in relation to the qualification of the Reorganization as a reorganization under Section 368(a)(1)(F) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)

That all actions taken by or on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Paul Hastings LLP.

(g)

That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of TTT, the Existing Fund, SET, or the New Fund threatened by the Commission.

(h)

That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Paul Hastings LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i)	At least 30 days before the Valuation Time, the New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(j)

SET and TTT shall have received on the Exchange Date an opinion of Thompson Hine LLP, counsel to SET and the New Fund, dated as of the Exchange Date, in a form reasonably satisfactory to TTT, covering the following points: (i) the New Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the New Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect; (iii) this Agreement has been duly authorized, executed, and delivered by SET on behalf of the New Fund, and, assuming due authorization, execution and delivery of this Agreement by the Existing Fund, is a valid and binding obligation of the New Fund enforceable against the New Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles; (iv) assuming that a consideration of not less than the net asset value of the New Fund shares has been paid, the New Fund shares to be issued and delivered to the Existing Fund on behalf of the Existing Fund’s shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Existing Fund has any statutory preemptive rights in respect thereof; (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of SET’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which SET is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which SET or the New Fund is a party or by which it is bound; (vi) only insofar as they relate to the New Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown; (vii) in the ordinary course of such counsel’s representation of SET, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the New Fund, existing on or before the effective date of the Prospectus/Proxy Statement or the Exchange Date required to be described in the Proxy Statement or to be filed as exhibits to the Prospectus/Proxy Statement which are not described or filed as required; (viii) in the ordinary course of such counsel’s representation of SET, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to SET or any of its properties or assets and SET is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Prospectus/Proxy Statement; (ix) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by SET and the New Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws; (x) the Registration Statement and the post-effective amendment on Form N-1A filed by SET with the Commission to register the New Fund as a series of SET, it is effective and no stop order has been issued by the Commission; and (xi) subject to sub-paragraph (x), as of the Exchange Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Existing Fund, fee waiver or expense reimbursement undertakings, or sales loads of the New Fund from those fee amounts, undertakings and sales load amounts of the New Fund described in the Prospectus/Proxy Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

(k)	The Sprott Tocqueville Asset Purchase, has been consummated.

11.	Indemnification.

(a)

SET, out of the New Fund’s assets and property (including any amounts paid to the New Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless TTT and the members of the TTT’s Board of Trustees and TTT’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TTT and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any material breach by SET, on behalf of the New Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any grossly negligent act, error, omission, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by SET or the members of SET’s Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by SET is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

(b)

TTT, out of the Existing Fund’s assets and property (including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless SET and the members of SET’s Board of Trustees and SET’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which SET and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any material breach by TTT, on behalf of the Existing Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any grossly negligent act, error, omission, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by TTT or the members of TTT’s Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by TTT is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

(c)

The Indemnified Parties will notify the Indemnifying Party in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11. An Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11, or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Indemnifying Party elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Indemnifying Party’s obligation under this Section 11 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Indemnifying Party will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11 without the necessity of the Indemnified Parties first paying the same.

12.	No broker or finder.

The Existing Fund and the New Fund each represents that there is no person who has dealt with it, or TTT or SET, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.	Termination.

At any time prior to the Exchange Date, the Existing Fund and the New Fund may, by mutual consent of the Board of Trustees of TTT and the Board of Trustees of SET on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. The Board of Trustees of TTT, on behalf of the Existing Fund, may terminate this Agreement at any time prior to the Exchange Date if such Board determines that the consummation of the transactions contemplated by this Agreement is not in the best interest of the shareholders of the Existing Fund. The Existing Fund or the New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, except for shareholder approval and receipt of a tax opinion, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by January 20, 2020, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund.

14.	Covenants, agreements, representations and warranties deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding any investigation made by them or on their behalf.

15.	Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by the parties hereto (Sprott, solely with respect to any amendments or waivers to the section identified on the signature page to this Agreement with respect to Sprott); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16.	Governing law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17.	Declaration of Trust.

A copy of the Agreement and Declaration of Trust of SET is on file with the Commission, and notice is hereby given that this instrument is executed by or on behalf of the trustees of SET on behalf of the New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of SET or shareholders of the New Fund individually, but are binding only upon the assets and property of the New Fund.

A copy of the Agreement and Declaration of Trust of TTT is on file with the Commission, and notice is hereby given that this instrument is executed with the authority of the Board of Trustees of TTT and that the obligations of this instrument are not binding upon any of the trustees or officers of TTT or shareholders of the Existing Fund individually, but are binding only upon the assets and property of the Existing Fund.

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Existing Fund or the New Fund as provided in TTT’s Agreement Declaration of Trust or SET’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

18.	Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19.	Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to The Tocqueville Trust at 40 West 57th Street, 19th Floor, New York, New York 10019 (Attention: Thomas O. Pandick) and to SET at c/o Sprott Asset Management LP, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, Canada M5J 21J1 (Attention: John Ciampaglia).

20.	Recourse.

All persons dealing with the Existing Fund or the New Fund must look solely to the property of the Existing Fund or the New Fund for the enforcement of any claims against such Existing Fund or New Fund, as the trustees, officers, agents and shareholders of either such Existing Fund or New Fund and the other series of TTT and SET do not assume any liability for obligations entered into on behalf of any of the Existing Fund or the New Fund.

21.	Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22.	Further Assurances.

Each of TTT and SET shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

The Tocqueville Trust, on behalf of its series listed on Exhibit A		Solely with respect to Section 5, Sprott Asset Management, LP

By:	/s/ Robert W. Kleinschmidt	By:	/s/ John A. Ciampaglia
Name:	Robert W. Kleinschmidt	Name:	John A. Ciampaglia
Title:	Chairman	Title:	President

Sprott Funds Trust, on behalf of its series listed on Exhibit A

By:	/s/ John A. Ciampaglia
Name:	John A. Ciampaglia
Title:	President

Exhibit A

Reorganization of Tocqueville Gold Fund

Existing Fund	New Fund

Tocqueville Gold Fund, a series of TTT:	Sprott Gold Fund, a series of SET:

Institutional Class Shares	Institutional Class Shares

Investor Class Shares	Investor Class Shares

EXHIBIT B:

FINANCIAL HIGHLIGHTS

Existing Fund

The financial highlights table is intended to help you understand the Existing Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Existing Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions).

The information through the year ended October 31, 2018, has been audited by Grant Thornton LLP, whose report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s annual report. The information through the semi-annual period ended April 30, 2019, along with the Existing Fund’s financial statements, are included in the Existing Fund’s semi-annual report, which is unaudited. All this information for the Existing Fund is available free of charge upon request by calling the Existing Fund at 1.800.697.3863 or by visiting the Existing Fund’s website at http://www.tocquevillefunds.com.

B-1

The Tocqueville Gold Fund—Investor Class

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019	Years Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$29.01	$35.64	$39.32	$26.04	$30.38	$38.01

Operations:
Net investment loss (1)	(0.16)	(0.38)	(0.39)	(0.33)	(0.27)	(0.08)
Net realized and unrealized gain (loss)	1.70	(6.25)	(3.29)	13.61	(4.07)	(7.55)

Total from investment operations *	1.54	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Change in net asset value for the period	1.54	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Net asset value, end of period	$30.55	$29.01	$35.64	$39.32	$26.04	$30.38

* Includes redemption fees per share of	0.01	0.00 (2)	0.01	0.01	0.01	0.02
Total Return	5.3%	-18.6%	-9.4%	51.0%	-14.3%	-20.1%
Ratios/supplemental data
Net assets, end of period (000)	$835,981	$859,394	$1,153,287	$1,365,282	$947,367	$1,138,557
Ratio to average net assets:
Expense	1.49%	1.42%	1.38%	1.39%	1.43%	1.36%
Net investment loss	(0.73)%	(0.88)%	(0.95)%	(0.91)%	(0.84)%	(0.78)%
Portfolio turnover rate	9%	9%	14%	15%	11%	10%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Tocqueville Gold Fund—Institutional Class

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	April 8, 2019(1) through April 30, 2019
(Unaudited)
Net asset value, beginning of period (1)	$32.73

Operations:
Net investment income (2)	0.00 (3)
Net realized and unrealized loss	(2.16)

Total from investment operations *	(2.16)

Distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Change in net asset value for the period	(2.16)

Net asset value, end of period	$30.57

* Includes redemption fees per share of
Total Return	-6.6%
Ratios/supplemental data
Net assets, end of period (000)	$20
Ratio to average net assets:
Expense	1.33%
Net investment loss	0.90%
Portfolio turnover rate	9%

(1)	Institutional Class shares commenced operations on April 8, 2019.
(2)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Represents less than $0.01.

New Fund

No financial highlights are provided for the New Fund because the New Fund is newly organized and have not yet offered shares. For financial statement purposes, the Existing Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Existing Fund’s operating history will be used for the New Fund’s financial reporting purposes after the consummation of the Reorganization.

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 6, 2019

FOR THE REORGANIZATION OF THE FOLLOWING FUNDS:

Tocqueville Gold Fund

a series of The Tocqueville Trust

Institutional Class

c/o Tocqueville Asset Management L.P.

40 West 57th Street, 19th Floor

New York, New York 10019

IN EXCHANGE FOR SHARES OF

Sprott Gold Fund

a series of Sprott Funds Trust

Institutional Class

c/o Sprott Asset Management LP

Royal Bank Plaza

200 Bay Street

Toronto, Ontario, Canada M5J 2J1

This Statement of Additional Information for the Institutional Class of Shares of the Sprott Gold Fund is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated November 6, 2019, for the Special Meeting of Shareholders of The Tocqueville Trust (“Tocqueville Trust”) with respect to the Tocqueville Gold Fund (the “Existing Fund”), a series of Tocqueville Trust, in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between Tocqueville Trust, on behalf of the Existing Fund, and Sprott Funds Trust (“Sprott Trust”), on behalf of the Sprott Gold Fund (“New Fund”). Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1.800.697.3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

•	the Prospectus for the Institutional Class Shares of the Existing Fund dated April 8, 2019;

•	the Statement of Additional Information for the Institutional Class Shares of the Existing Fund dated April 8, 2019;

•

the Annual Report to Shareholders for the Existing Fund for the fiscal year ending October 31, 2018, which includes audited financial statements of the Existing Fund and the independent registered public accountants’ report thereon; and

•	the Semi-Annual Report to Shareholders for the Existing Fund for the fiscal period ending April 30, 2019, which includes unaudited financial statements of the Existing Fund.

Copies of the foregoing documents are available upon request and without charge by calling 1.800.697.3863.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has no financial statements and has not produced shareholder reports.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Existing Fund is being combined with the New Fund, a newly-created series of Sprott Trust, which does not have any assets or liabilities.

The information that follows constitutes the Statement of Additional Information for Sprott Trust and the New Fund.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. Sprott Asset Management USA Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund is expected to acquire all of the assets and liabilities of Tocqueville Gold Fund (the “Predecessor Fund”), a series of The Tocqueville Trust, in a tax-free reorganization following the close of business on January 17, 2020 (the “Reorganization”). The Predecessor Fund has the same investment objectives and strategies and substantially the same policies as the Fund at the time of the Reorganization.

The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

With respect to the Fund, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Fund’s share classes. The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Investor Class shares of the Fund are currently offered in a separate prospectus and SAI.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Borrowing

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Adviser”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Convertible Securities

The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities, until converted, have general characteristics similar to both debt and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Adviser, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Foreign Investments

Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Adviser determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Adviser will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Emerging Markets. In addition to the risks described above, the economies of emerging market countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Futures and Options Transactions

The Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”), respectively. The Fund can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

To the extent the Fund uses Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Hedging Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, the Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declines by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund was unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices. The Fund may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain their objective. A call option written by the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

Purchasing Put and Call Options on Securities and Stock Indices. The Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

The Fund also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

The Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Risk Factors in Options Transactions. In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Adviser’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund covers a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, certain currency transactions, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Forward Foreign Currency Transactions

The Fund may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, they do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Gold Bullion and Other Precious Metals

The Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

The Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Government Intervention in Financial Markets

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Certain aspects of the rule went into effect on December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Fund. The Fund will currently be required to begin reporting this information to the SEC no later than May 30, 2019. The effect these new rules will have on the Fund is not yet known, but may impact the Fund’s performance and ability to achieve their investment objectives.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

Illiquid or Restricted Securities

The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limited Partnerships and Master Limited Partnerships

The Fund may invest up to 5% of its net assets in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability is generally limited to the amount of its commitment to the partnership.

The Fund may invest up to 5% of its net assets in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Other Investment Companies

The Fund may invest in other investment companies. Under the 1940 Act, subject to certain exceptions, the Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described above under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Short Sales

The Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by the Fund on such sales will be recognized at the time the Fund enters into the short sales.

Small Unseasoned Companies

The Fund may invest up to 5% of its total assets in small, less well-known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

Temporary Investments

The Fund does not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Fund, and any current income derived from the Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Adviser, the Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When the Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

•

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Foreign Investments.”

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, the Fund may not:

1.	issue senior securities;

2.	concentrate its investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities;

3.

make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

4.	borrow money except from banks and not in excess of 10% of the value of the Fund’s total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

5.	buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures;

6.	underwrite securities;

7.

invest in precious metals other than in accordance with the Fund’s investment objective and policy, if as a result the Fund would then have more than 20% of its total assets (taken at current value) invested in such precious metals; and

8.	participate in a joint investment account except as permitted by the 1940 Act or a rule thereunder or an exemptive order or interpretive position issued by the Securities and Exchange Commission.

The Trust has adopted the following investment restrictions as non-fundamental policies with respect to the Fund, which may be changed by the Trust’s Board of Trustees. Pursuant to such restrictions, the Fund will not:

1.

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

2.

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; except if rules adopted by the Securities and Exchange Commission allow the Fund to exceed such limits; or

3.

securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; (3) invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The Fund’s policy to, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) (“Assets”) in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information. Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi-annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Adviser are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor. Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided. Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	3	Sprott Focus Trust, inc.

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	3	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	3	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	3	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officers

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	2	None

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
John Ciampaglia	None	None
Michael W. Clark	None	None
Barbara Connolly Keady	None	None
Peyton T. Muldoon	None	None
James R. Pierce, Jr.	None	$10,001 - $50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Sprott Global Resource Investments, Ltd. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the Agreements, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended April 30, 2020.

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Gold Fund paid the predecessor investment adviser the following advisory fees during the last three fiscal years:

Fiscal Year Ended October 31, 2018: $8,885,348

Fiscal Year Ended October 31, 2017: $10,228,295

Fiscal Year Ended: October 31, 2016 $10,201,694

Sub-Adviser

Sprott Asset Management USA Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee. The sub-advisory fee is 30% of the advisory fee.

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended April 30, 2020.

Other Accounts Managed by the Portfolio Managers

Information about the other accounts managed by each portfolio manager will be available upon their employment at the Sub-Adviser, which will occur on or about the date of the Reorganization.

Portfolio Manager Compensation

John Hathaway, Douglas B. Groh and Ryan McIntyre, the portfolio managers of the Fund, each will receive salary and bonus, a portion of which will be determined by the performance of the assets under management of the Fund.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

The Adviser supervises administration of the Fund pursuant to an Administration Agreement with the Fund. Under the Administration Agreement, the Adviser supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Adviser and its affiliates. For these services and facilities, the Adviser receives a fee computed and paid monthly at an annual rate of: (i) 0.15% on the first $400 million of average daily net assets of the Fund; (ii) 0.13% on the next $600 million of average daily net assets of the Fund; and (iii) 0.12% on the average daily net assets of the Fund in excess of $1 billion.

The following table indicates the amounts paid by the Predecessor Fund to its former investment adviser for the last three fiscal years:

Fiscal Year Ended October 31, 2018: $1,407,606

Fiscal Year Ended October 31, 2017: $1,652,916

Fiscal Year Ended: October 31, 2016 $1,651,103

Sub-Administrator

The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with U.S. Bank Global Fund Services (the “Sub-Administrator”), which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the assets of the Fund. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Distributor

Sprott Global Resource Investments Ltd. (the “Distributor”), located at 1910 Palomar Point Way, Suite 200. Carlsbad, CA 92008, serves as the Fund’s distributor and principal underwriter pursuant to the Distribution Agreement approved by the Board of Trustees of the Trust on September 4, 2019. The Distributor is an affiliate of the Adviser. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of a certain percentage per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratio. The Independent Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. When the Plan is in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. When the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

No Rule 12b-1 fees are currently paid by the Institutional Class of the Fund, and there are no plans to impose such fees, as the Rule 12b-1 Plan is not operable for the Class.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares of the Fund held for 90 days or less. The Distributor does not receive an underwriting commission for any of shares the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Custodian and Transfer Agent

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, the Custodian holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. U.S. Bancorp Fund Services LLC (the “Transfer Agent”) serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, the Custodian and Transfer Agent each receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Securities Lending Agent

To the extent the Fund engages in securities lending, a securities lending agent for the Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because the Fund is newly launched, no securities lending services have been provided, and the Fund had no income and fees/compensation related to its securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-844-940-4653 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available by writing to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Sub-Adviser. The Sub-Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Sub-Adviser for the Fund’s use. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Sub-Adviser believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Sub-Adviser for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-Adviser’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Sub-Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Sub-Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Sub-Adviser and, therefore, may have the effect of reducing the expenses of the Sub-Adviser in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Sub-Adviser probably does not reduce the overall expenses of the Sub-Adviser to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

This type of investment information provided to the Sub-Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Sub-Adviser’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Sub-Adviser’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Sub-Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts.

The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Predecessor Fund for the last three fiscal years:

Brokerage Commissions Paid by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$1,358,638	$1,483,728	$2,214,856

The following table indicates the aggregate dollar amount of brokerage commissions paid by the Fund to the then-current distributor for the last three fiscal years:

Brokerage Commissions Paid to the then-current distributor by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$9,150	$0	$1,521

For the fiscal year ended October 31, 2018, the percentage of the Predecessor Fund’s brokerage commissions paid to the then-current distributor and the aggregate dollar amount of transactions involving the payment of such commissions were as follows:

% of Total Brokerage Commissions paid to the then-current distributor	% of Total Transactions involving the Payment of such Commissions
0.67%	0.61%
($1,792,324)

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “How to Purchase Shares of the Fund” and “How to Redeem Shares” respectively. Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations as of the date of this SAI, and therefore no shareholder information is available. As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under these tests, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In any given year, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements. The Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of the Fund failing to qualify for that treatment).

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income each year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

For the fiscal year ended October 31, 2018 the Predecessor Fund had late year losses of $7,503,492.

At October 31, 2018 the Predecessor Fund had tax basis capital losses which may be carried forward to offset future capital gains:

Indefinite Short Term: $2,295,524

Indefinite Long Term: $375,404,846

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

The Fund that realized income from investments in foreign assets may have to report income from foreign currency gains or losses as separate items of ordinary income or loss.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability or may incur the excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such reported distributions will be taxable to shareholders as qualified dividend income under current federal law and will qualify for the 20% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the Fund, including distributions attributable to dividends from real estate investment trusts, may not qualify for the 20% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% federal corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If the Fund qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund, subject to certain exceptions for a fund of funds structure. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The Fund may make taxable distributions even during periods in which share prices have declined. Tax considerations are not of primary importance in the investment and sale decisions of the Fund. You are responsible for paying your tax liabilities attributable to income you receive from the Fund.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate set under Section 3406 of the Code for U.S. residents for dividends and capital gains, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. A redemption in kind is a taxable event to you. Under current law, long-term capital gain recognized by an individual shareholder will be taxed at a maximum federal rate of 20% if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 24% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable under the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund, but under temporary regulations, not with respect to gross proceeds on sales or capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. The Fund does not intend to seek any rulings from the IRS or other taxing authorities, or an opinion of tax counsel, with respect to any tax issues.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CAPITAL STOCK

The Trust currently is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely redeemable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has no financial statements. In the future, you will be able to obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling 1-844-940-4653 during normal business hours.

APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management LP (the “Manager”), in its capacity as manager to the Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with the Fund’s portfolio investments.

The Manager will vote in favour of the following proxy proposals:

a.	electing and fixing the number of directors

b.	authorizing directors to fix remuneration of auditors

c.	appointing auditors

d.	approving private placements to insiders exceeding a 10% threshold

e.	ratifying director actions

f.	approving private placements exceeding a 25% threshold

g.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

h.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a “rolling” maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Manager at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of the Fund.

A-1

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 6, 2019

FOR THE REORGANIZATION OF OF THE FOLLOWING FUNDS:

Tocqueville Gold Fund

a series of The Tocqueville Trust

Investor Class

c/o Tocqueville Asset Management L.P.

40 West 57th Street, 19th Floor

New York, New York 10019

IN EXCHANGE FOR SHARES OF

Sprott Gold Fund

a series of Sprott Funds Trust

Investor Class

c/o Sprott Asset Management LP

Royal Bank Plaza

200 Bay Street

Toronto, Ontario, Canada M5J 21J1

This Statement of Additional Information for the Investor Class of Shares of the Sprott Gold Fund is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated November 6, 2019, for the Special Meeting of Shareholders of The Tocqueville Trust (“Tocqueville Trust”) with respect to the Tocqueville Gold Fund (the “Existing Fund”), a series of Tocqueville Trust, in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between Tocqueville Trust, on behalf of the Existing Fund, and Sprott Funds Trust (“Sprott Trust”), on behalf of the Sprott Gold Fund (“New Fund”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1.800.697.3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

INFORMATION INCORPORATED BY REFERENCE

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

•	the Prospectus for the Investor Class Shares of the Existing Fund dated February 15, 2019;

•	the Statement of Additional Information for the lnvestor Class Shares of the Existing Fund dated February 15, 2019;

•

the Annual Report to Shareholders for the Existing Fund for the fiscal year ending October 31, 2018, which includes audited financial statements of the Existing Fund and the independent registered public accountants’ report thereon; and

•	the Semi-Annual Report to Shareholders for the Existing Fund for the fiscal period ending April 30, 2019, which includes unaudited financial statements of the Existing Fund.

Copies of the foregoing documents are available upon request and without charge by calling 1.800.697.3863.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has no financial statements and has not produced shareholder reports.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Existing Fund is being combined with the New Fund, a newly-created series of Sprott Trust, which do not have any assets or liabilities.

The information that follows constitutes the Statement of Additional Information for Sprott Trust and the New Fund.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. Sprott Asset Management USA Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund is expected to acquire all of the assets and liabilities of Tocqueville Gold Fund (the “Predecessor Fund”), a series of The Tocqueville Trust, in a tax-free reorganization following the close of business on January 17, 2020 (the “Reorganization”). The Predecessor Fund has the same investment objectives, and strategies and substantially the same policies as the Fund at the time of the Reorganization.

The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

With respect to the Fund, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Fund’s share classes. The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Institutional Class shares of the Fund are currently offered in a separate prospectus and SAI.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Borrowing

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Adviser”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

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Convertible Securities

The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities, until converted, have general characteristics similar to both debt and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Adviser, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Foreign Investments

Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of

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foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or

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foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Adviser determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Adviser will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Emerging Markets. In addition to the risks described above, the economies of emerging market countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Futures and Options Transactions

The Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”), respectively. The Fund can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

To the extent the Fund uses Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Hedging Instruments may be limited by tax considerations.

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Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, the Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declines by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund was unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or

5

matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices. The Fund may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain their objective. A call option written by the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

Purchasing Put and Call Options on Securities and Stock Indices. The Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

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The Fund also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

The Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Risk Factors in Options Transactions. In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Adviser’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

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With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

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Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund covers a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

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The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, certain currency transactions, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

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Forward Foreign Currency Transactions

The Fund may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

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Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, they do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Gold Bullion and Other Precious Metals

The Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

The Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

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Government Intervention in Financial Markets

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Certain aspects of the rule went into effect on December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Fund. The Fund will currently be required to begin reporting this information to the SEC no later than May 30, 2019. The effect these new rules will have on the Fund is not yet known, but may impact the Fund’s performance and ability to achieve their investment objectives.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of

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net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

Illiquid or Restricted Securities

The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

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Limited Partnerships and Master Limited Partnerships

The Fund may invest up to 5% of its net assets in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability is generally limited to the amount of its commitment to the partnership.

The Fund may invest up to 5% of its net assets in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the

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passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Other Investment Companies

The Fund may invest in other investment companies. Under the 1940 Act, subject to certain exceptions, the Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described above under the heading “Investments In Other Investment Companies.”

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Short Sales

The Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by the Fund on such sales will be recognized at the time the Fund enters into the short sales.

Small Unseasoned Companies

The Fund may invest up to 5% of its total assets in small, less well-known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

Temporary Investments

The Fund does not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Fund, and any current income derived from the Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Adviser, the Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When the Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories

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from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

•

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Foreign Investments.”

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INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, the Fund may not:

1.	issue senior securities;

2.	concentrate its investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities;

3.

make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

4.	borrow money except from banks and not in excess of 10% of the value of the Fund’s total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

5.	buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures;

6.	underwrite securities;

7.

invest in precious metals other than in accordance with the Fund’s investment objective and policy, if as a result the Fund would then have more than 20% of its total assets (taken at current value) invested in such precious metals; and

8.	participate in a joint investment account except as permitted by the 1940 Act or a rule thereunder or an exemptive order or interpretive position issued by the Securities and Exchange Commission.

The Trust has adopted the following investment restrictions as non-fundamental policies with respect to the Fund, which may be changed by the Trust’s Board of Trustees. Pursuant to such restrictions, the Fund will not:

1.

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

2.

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; except if rules adopted by the Securities and Exchange Commission allow the Fund to exceed such limits; or

3.

securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; (3) invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course

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of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The Fund’s policy to, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) (“Assets”) in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information. Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi-annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Adviser are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor. Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided. Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

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BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed,

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summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	3	Sprott Focus Trust, Inc.

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	3	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	3	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	3	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

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Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	2	None

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and

25

integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

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The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
John Ciampaglia	None	None
Michael W. Clark	None	None
Barbara Connolly Keady	None	None
Peyton T. Muldoon	None	None
James R. Pierce, Jr.	None	$10,001 - $50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Sprott Global Resource Investments, Ltd. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-

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laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund

For the performance of its services under the Agreements, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended April 30, 2020.

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Gold Fund paid the predecessor investment adviser the following advisory fees during the last three fiscal years:

Fiscal Year Ended October 31, 2018: $8,885,348

Fiscal Year Ended October 31, 2017: $10,228,295

Fiscal Year Ended: October 31, 2016 $10,201,694

Sub-Adviser

Sprott Asset Management USA Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee. The sub-advisory fee is 30% of the advisory fee.

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended April 30, 2020.

Other Accounts Managed by the Portfolio Managers

Information about the other accounts managed by each portfolio manager will be available upon their employment at the Sub-Adviser, which will occur on or about the date of the Reorganization.

Portfolio Manager Compensation

John Hathaway, Douglas B. Groh and Ryan McIntyre, the portfolio managers of the Fund, each will receive salary and bonus, a portion of which will be determined by the performance of the assets under management of the Fund.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Administrator

The Adviser supervises administration of the Fund pursuant to an Administration Agreement with the Fund. Under the Administration Agreement, the Adviser supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Adviser and its affiliates. For these services and facilities, the Adviser receives a fee computed and paid monthly at an annual rate of: (i) 0.15% on the first $400 million of average daily net assets of the Fund; (ii) 0.13% on the next $600 million of average daily net assets of the Fund; and (iii) 0.12% on the average daily net assets of the Fund in excess of $1 billion.

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The following table indicates the amounts paid by the Predecessor Fund to its former investment adviser for the last three fiscal years:

Fiscal Year Ended October 31, 2018: $1,407,606

Fiscal Year Ended October 31, 2017: $1,652,916

Fiscal Year Ended: October 31, 2016 $1,651,103

Sub-Administrator

The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with U.S. Bank Global Fund Services (the “Sub-Administrator”), which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the assets of the Fund. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Distributor

Sprott Global Resource Investments Ltd. (the “Distributor”), located at 1910 Palomar Point Way, Suite 200. Carlsbad, CA 92008, serves as the Fund’s distributor and principal underwriter pursuant to the Distribution Agreement approved by the Board of Trustees of the Trust on September 4, 2019. The Distributor is an affiliate of the Adviser. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of 0.25% per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratio. The Independent Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

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In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. While the Plan is in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares of the Fund held for 90 days or less. The Distributor does not receive an underwriting commission for any of shares the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Custodian and Transfer Agent

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, the Custodian holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. US Bancorp Fund Services LLC (the “Transfer Agent”) serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, the Custodian and Transfer Agent each receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Securities Lending Agent

To the extent the Fund engages in securities lending, a securities lending agent for the Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because the Fund is newly launched, no securities lending services have been provided, and the Fund had no income and fees/compensation related to its securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

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QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-844-940-4653 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available by writing to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Sub-Adviser. The Sub-Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Sub-Adviser for the Fund’s use. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Sub-Adviser believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

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In selecting a broker to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the sub-adviser for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-Adviser’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Sub-Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Sub-Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Sub-Adviser and, therefore, may have the effect of reducing the expenses of the Sub-Adviser in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Sub-Adviser probably does not reduce the overall expenses of the sub-adviser to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

This type of investment information provided to the Sub-Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Sub-Adviser’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Sub-Adviser’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the sub-adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts.

The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Predecessor Fund for the last three fiscal years:

Brokerage Commissions Paid by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$1,358,638	$1,483,728	$2,214,856

The following table indicates the aggregate dollar amount of brokerage commissions paid by the Fund to the then-current distributor for the last three fiscal years:

Brokerage Commissions Paid to the then-current distributor by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$9,150	$0	$1,521

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For the fiscal year ended October 31, 2018, the percentage of the Predecessor Fund’s brokerage commissions paid to the then-current distributor and the aggregate dollar amount of transactions involving the payment of such commissions were as follows:

% of Total Brokerage Commissions paid to the Distributor	% of Total Transactions involving the Payment of such Commissions
0.67%	0.61%
($1,792,324)

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “How to Purchase Shares of the Fund” and “How to Redeem Shares” respectively. Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase

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or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations as of the date of this SAI, and therefore no shareholder information is available. As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under these tests, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

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In any given year, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements. The Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of the Fund failing to qualify for that treatment).

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income each year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

For the fiscal year ended October 31, 2018 the Predecessor Fund had late year losses of $7,503,492.

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At October 31, 2018 the Predecessor Fund had tax basis capital losses which may be carried forward to offset future capital gains:

Indefinite Short Term: $2,295,524

Indefinite Long Term: $375,404,846

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

The Fund that realized income from investments in foreign assets may have to report income from foreign currency gains or losses as separate items of ordinary income or loss.

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Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability or may incur the excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such reported distributions will be taxable to shareholders as qualified dividend income under current federal law and will qualify for the 20% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the Fund, including distributions attributable to dividends from real estate investment trusts, may not qualify for the 20% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% federal corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

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Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If the Fund qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund, subject to certain exceptions for a fund of funds structure. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The Fund may make taxable distributions even during periods in which share prices have declined. Tax considerations are not of primary importance in the investment and sale decisions of the Fund. You are responsible for paying your tax liabilities attributable to income you receive from the Fund.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate set under Section 3406 of the Code for U.S. residents for dividends and capital gains, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

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Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. A redemption in kind is a taxable event to you. Under current law, long-term capital gain recognized by an individual shareholder will be taxed at a maximum federal rate of 20% if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 24% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

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The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable under the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund, but under temporary regulations, not with respect to gross proceeds on sales or capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. The Fund does not intend to seek any rulings from the IRS or other taxing authorities, or an opinion of tax counsel, with respect to any tax issues.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CAPITAL STOCK

The Trust currently is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely redeemable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has no financial statements. In the future, you will be able to obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling 1-844-940-4653 during normal business hours.

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APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management LP (the “Manager”), in its capacity as manager to the Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with the Fund’s portfolio investments.

The Manager will vote in favor of the following proxy proposals:

i.	electing and fixing the number of directors

j.	authorizing directors to fix remuneration of auditors

k.	appointing auditors

l.	approving private placements to insiders exceeding a 10% threshold

m.	ratifying director actions

n.	approving private placements exceeding a 25% threshold

o.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

p.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a “rolling” maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Manager at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of the Fund.